UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21558

                         Pioneer Short Term Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2018 through February 28, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                               Pioneer Short Term
                               Income Fund

--------------------------------------------------------------------------------
                               Semiannual Report | February 28, 2019
--------------------------------------------------------------------------------

                               Ticker Symbols:

                               Class A   STABX
                               Class C   PSHCX
                               Class C2  STIIX
                               Class K   STIKX
                               Class Y   PSHYX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                               [LOGO]   Amundi Pioneer
                                        ==============
                                      ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              17

Schedule of Investments                                                      19

Financial Statements                                                         65

Notes to Financial Statements                                                74

Approval of Investment Management Agreement                                  86

Trustees, Officers and Service Providers                                     91

                  Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and political and economic issues on the international front can also cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who visit companies and meet with their management teams. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity. As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe. The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
February 28, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                  Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 3

Portfolio Management Discussion | 2/28/19

In the following interview, portfolio managers Seth Roman, Noah Funderburk, and Nicolas Pauwels discuss the factors that influenced Pioneer Short Term Income Fund's performance during the six-month period ended February 28, 2019. Mr. Roman, a vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), Mr. Funderburk, a vice president and portfolio manager at Amundi Pioneer, and Mr. Pauwels, a vice president and portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the six-month period ended February 28, 2019?

A Pioneer Short Term Income Fund's Class A shares returned 1.49% at net asset value during the six-month period ended February 28, 2019, while the Fund's benchmark, the Bloomberg Barclays One- to Three-Year Government/Credit Bond Index (the Bloomberg Barclays Index), returned 1.66%. During the same period, the average return of the 551 mutual funds in Morningstar's Short-Term Bond Funds category was 1.44%.

Q How would you describe the market environment for fixed-income investors over the six-month period ended February 28, 2019?

A Entering the period, investors' willingness to take on risk was supported by solid economic data and strong corporate profits. However, in the fourth quarter of 2018, there was a significant decline in the prices of most "risk" assets, as the market's appetite for risk weakened due to concerns over a misalignment between the Federal Reserve's (the Fed's) continued tightening of U.S. monetary policy and global economic growth. During that time period, stocks embarked on a downward spiral that would persist through the end of the 2018 calendar year. In mid-December, despite an escalating U.S./China trade dispute and mounting evidence of slowing economic growth overseas, the Fed raised short-term rates for the fourth time in 2018, bringing its benchmark lending rate up to the 2.25% to 2.50% range, while also signaling the likelihood of two additional hikes in 2019. The deteriorating market conditions resulted in a global flight-to-safety trade that helped drive down the 10-year U.S. Treasury yield from 3.05% to 2.69% over the last three months of 2018.

      Credit markets would rebound in January of 2019, though, as the Fed struck a more dovish tone with regard to future rate increases. Signs of progress on trade-related matters and solid corporate earnings results also helped propel the markets higher at the beginning of 2019. The upward trend continued in February, although the pace of gains moderated.

4 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

      Over the full six-month period ended February, 28, 2019, yields on shorter-maturity Treasuries declined. To illustrate, the two-year Treasury yield declined by 10 basis points (bps), from 2.62% to 2.52%; the five-year Treasury yield declined 22 bps, from 2.74% to 2.52%, and the 10-year Treasury yield declined 13 bps, from 2.86% to 2.73%. (A basis point is equal to 1/100th of a percentage point.)

Q Can you review your principal investment strategies in managing the Fund during the six-month period ended February 28, 2019, and discuss how the strategies affected the Fund's benchmark-relative performance?

A The Fund's return modestly lagged that of the Bloomberg Barclays Index over the six-month period. Positive contributors to benchmark-relative performance included both asset allocation and security selection results, while exposure to floating-rate bank loans and a conservative duration positioning in the portfolio relative to the benchmark detracted from relative returns. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to changes in interest rates, expressed as a number of years.)

      We have generally kept the Fund conservatively positioned versus the benchmark with respect to overall portfolio duration. In doing so, we have accepted the loss of some income-generation in exchange for improved price stability. The Fund's duration positioning detracted from benchmark-relative returns during the period as interest rates ended up lower on the front-end of the yield curve, thus generating larger capital gains for the Bloomberg Barclays Index compared with the Fund. We adjusted the Fund's duration as the period progressed, and by February 28, 2019, the portfolio had an overall duration that was marginally more aligned with the benchmark than it was at the start of the period in September 2018.

      Exposure to floating-rate bank loans also detracted slightly from the Fund's benchmark-relative performance, as the fourth-quarter rout in the credit markets and the Fed's subsequent pivot to a more dovish tone in January 2019 weighed on investor sentiment for the asset class. In addition, during the period we maintained a modest portfolio position in insurance-linked securities (ILS), which are issued by insurers seeking to spread out the risk of having to pay damage claims resulting from a major natural disaster, such as a flood or earthquake. We believe ILS issues continue to offer the portfolio a valuable source of diversification* and incremental income. However, the contribution of ILS to the Fund's relative performance was

*     Diversification does not assure a profit nor protect against loss.

                  Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 5 muted during the six-month period as compared with prior periods, as the asset class struggled in the wake of the recent California wildfires. We continue to view modest strategic exposure to ILS as helping to improve the Fund's total-return profile over the long term.

      With regard to asset allocation and security selection, the Fund's significant underweighting of U.S. Treasuries relative to the Bloomberg Barclays Index during the period contributed positively to benchmark-relative performance, to the extent that the underweight enabled us to seek out investments in higher-yielding sectors. For example, a significant out-of-benchmark exposure to securitized credit, such as mortgage-backed securities (MBS) and asset-backed securities (ABS), was a particularly positive contributor to the Fund's benchmark-relative performance during the period.

      We used the softer market conditions in late 2018 to increase the Fund's exposure to the securitized sectors, due to their better relative value as well as what we viewed as solid underlying near-term fundamentals. During the period, we increased the portfolio's exposures to the non-agency residential mortgage and ABS sectors the most, while reducing the Fund's agency MBS holdings and, to a lesser degree, its exposure to corporate credit, in order to fund the other purchases. As credit markets bottomed and began to recover in early 2019, we added back some of the corporate-credit exposure to the portfolio that we had previously sold.

      During the six-month period, prices of securitized assets in general displayed relative resilience compared to corporate credit amidst the market volatility and spread-widening we witnessed in the fourth quarter of 2018, and so securitized assets ended the six-month period with marginally tighter spreads than last September. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) Within the portfolio's allocation to securitized credit, commercial MBS and non-agency residential mortgages were the best-performing sectors during the six-month period.

      With regard to security selection, within the Fund's corporate-credit allocation, selection results in the industrials and financials sectors had a modest, positive effect on benchmark-relative returns during the six-month period.

6 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

Q Can you discuss the factors that affected the Fund's income-generation, or distributions to shareholders, either positively or negatively, during the six-month period ended February 28, 2019?

A The Fund's distributions** to shareholders increased over the six-month period. Given the flat slope of the yield curve on the front end, we continued to focus on holding securities in the portfolio with relatively short average maturities.

      The portfolio's exposure to floating-rate securities benefited from the Fed's December 2018 interest-rate hike and the resulting reset (higher) of rates on the securities held. In addition, the market volatility during the fourth quarter of 2018 provided us with an opportunity to increase the portfolio's yield profile, without a significant change to the Fund's price stability. Our rotation out of the portfolio's holdings of corporate credit and agency mortgages into other securitized assets, which we discussed earlier, was the primary contributor to the yield pick-up. Our shifting of the Fund's exposures between different securitized subsectors also marginally contributed to the Fund's incremental yield during the period, as did rotating the portfolio's positions within corporate bonds.

Q What role did derivatives play in the Fund's investment process and results during the six-month period ended February 28, 2019?

A We typically use futures contracts to manage overall portfolio duration, to express our views on relative value along the yield curve, and to consider separately our interest-rate risk and credit-risk decisions in the portfolio's construction process. Therefore, the results of the Fund's derivative positions are best considered within the broader portfolio context. In the long term, the use of derivatives allows us to more efficiently manage the Fund's risk and asset allocations, although during shorter periods the specific contribution to performance of derivatives will vary, based on the Fund's overall positioning. The use of derivatives detracted from the Fund's performance during the most recent six-month period, since we used them to add duration to the portfolio during a rising-rate environment.

Q     What is your assessment of the current climate for fixed-income investing?

A Though questions remain about the Fed's future monetary policy and global economic growth rates, we continue to find attractive investment opportunities within the fixed-income markets, particularly on the short end of the yield curve. While global economic growth has shown signs of stress, U.S. consumer sentiment remains relatively robust.

**    Distributions are not guaranteed.

                  Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 7

      Seeking value in sectors that are supported fundamentally by the resilience of the U.S. domestic economy, including many securitized sectors, remains a key focus as we manage the Fund. Although the Fed is likely not finished hiking interest rates, we are aware that monetary policy is data dependent. Hence, the variance of the Fund's duration versus the Bloomberg Barclays Index continues to be minimal as of period-end.

      We continue to see little value in U.S. Treasuries at current yield levels, and are maintaining just a modest Treasury position in the portfolio for liquidity purposes. As credit spreads remain tight by historical standards, we are closely monitoring the Fund's holdings to ensure that the payments received are commensurate with the risk assumed. In broad terms, the portfolio has an up-in-quality bias within each credit sector. In general, we view securitized assets as more attractively valued than corporate securities, as overall investment-grade corporate spreads stand near post-2008 crisis lows and reflect both lower quality and an overall longer duration relative to their historical levels. While those factors are counterbalanced by strong underlying fundamentals, we believe corporate credits face greater downside risk should market volatility increase due to an unexpected change in central-bank monetary policies or a slowdown in global economic growth.

      As always, we will continue to monitor macroeconomic factors that may potentially affect the markets, while remaining principally focused on adding value to the portfolio.

Please refer to the Schedule of Investments on pages 19-64 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.

8 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

                  Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 9

Portfolio Summary | 2/28/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Collateralized Mortgage Obligations                                        34.1%
Asset Backed Securities                                                    30.2%
Corporate Bonds                                                            22.8%
Senior Secured Floating Rate Loan Interests                                 4.7%
Insurance-Linked Securities                                                 4.3%
U.S. Government and Agency Obligations                                      3.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. U.S. Treasury Notes, 2.375%, 12/31/20                                                             0.75%
-----------------------------------------------------------------------------------------------------------
 2. U.S. Treasury Notes, 2.25%, 7/31/21                                                               0.73
-----------------------------------------------------------------------------------------------------------
 3. Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2018-SPI4,
    Class M1, 4.46%, 11/25/48 (144A)                                                                  0.64
-----------------------------------------------------------------------------------------------------------
 4. First Investors Auto Owner Trust, Series 2016-1A, Class D, 4.7%, 4/18/22 (144A)                   0.63
-----------------------------------------------------------------------------------------------------------
 5. Starwood Mortgage Residential Trust, Series 2018-IMC2, Class A1,
    4.121%, 10/25/48 (144A)                                                                           0.63
-----------------------------------------------------------------------------------------------------------
 6. Progress Residential Trust, Series 2016-SFR2, Class B, 4.231%
    (1 Month USD LIBOR + 175 bps), 1/17/34 (144A)                                                     0.62
-----------------------------------------------------------------------------------------------------------
 7. Towd Point Mortgage Trust, Series 2018-SJ1, Class A1, 4.0%, 10/25/58 (144A)                       0.61
-----------------------------------------------------------------------------------------------------------
 8. Progress Residential Trust, Series 2018-SFR3, Class E, 4.873%, 10/17/35 (144A)                    0.59
-----------------------------------------------------------------------------------------------------------
 9. Westlake Automobile Receivables Trust, Series 2017-1A, Class E, 5.05%, 8/15/24 (144A)             0.56
-----------------------------------------------------------------------------------------------------------
10. Federal National Mortgage Association, Connecticut Avenue Securities,
    Series 2014-C03, Class 2M2, 5.39% (1 Month USD LIBOR + 290 bps), 7/25/24                          0.56
-----------------------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

Prices and Distributions | 2/28/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class               2/28/19                   8/31/18
--------------------------------------------------------------------------------
         A                   $9.40                     $9.40
--------------------------------------------------------------------------------
         C                   $9.39                     $9.39
--------------------------------------------------------------------------------
         C2                  $9.39                     $9.39
--------------------------------------------------------------------------------
         K                   $9.41                     $9.42
--------------------------------------------------------------------------------
         Y                   $9.38                     $9.38
--------------------------------------------------------------------------------

Distributions per Share: 9/1/18 - 2/28/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Net
                    Investment        Short-Term          Long-Term
        Class        Income          Capital Gains       Capital Gains
--------------------------------------------------------------------------------
         A           $0.1388            $ --                $ --
--------------------------------------------------------------------------------
         C           $0.1267            $ --                $ --
--------------------------------------------------------------------------------
         C2          $0.1286            $ --                $ --
--------------------------------------------------------------------------------
         K           $0.1543            $ --                $ --
--------------------------------------------------------------------------------
         Y           $0.1509            $ --                $ --
--------------------------------------------------------------------------------

The Bloomberg Barclays One- to Three-Year Government/Credit Index is an unmanaged measure of the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 11

Performance Update | 2/28/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Short Term Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2019)
---------------------------------------------------------
                                           Bloomberg
                                           Barclays
                   Net        Public       One- to
                   Asset      Offering     Three-Year
                   Value      Price        Government/
Period             (NAV)      (POP)*       Credit Index
---------------------------------------------------------
10 years           2.97%      2.71%        1.57%
5 years            1.35       0.84         1.07
1 year             2.38       2.38         2.52
---------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
---------------------------------------------------------
                Gross          Net
---------------------------------------------------------
                0.88%          0.83%
---------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                Bloomberg Barclays
                Pioneer Short Term              One- to Three-Year
                Income Fund                     Government/Credit Index
2/09            $ 9,750                         $10,000
2/10            $10,928                         $10,476
2/11            $11,384                         $10,684
2/12            $11,651                         $10,871
2/13            $12,060                         $10,987
2/14            $12,223                         $11,076
2/15            $12,336                         $11,165
2/16            $12,378                         $11,266
2/17            $12,667                         $11,381
2/18            $12,767                         $11,396
2/19            $13,071                         $11,684

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share.

*POP returns shown above reflect the deduction of the maximum 2.50% front-end sales charge on Class A shares purchased prior to February 5, 2018.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratios reflect the contractual expense limitations currently in effect through December 31, 2019, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

Performance Update | 2/28/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2019)
---------------------------------------------------------
                                           Bloomberg
                                           Barclays
                                           One- to
                                           Three-Year
                  If         If            Government/
Period            Held       Redeemed      Credit Index
---------------------------------------------------------
10 years          2.49%      2.49%         1.57%
5 years           1.13       1.13          1.07
1 year            2.24       2.24          2.52
---------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
---------------------------------------------------------
                Gross
---------------------------------------------------------
                1.06%
---------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                Bloomberg Barclays
                Pioneer Short Term              One- to Three-Year
                Income Fund                     Government/Credit Index
2/09            $10,000                         $10,000
2/10            $11,117                         $10,476
2/11            $11,490                         $10,684
2/12            $11,660                         $10,871
2/13            $11,987                         $10,987
2/14            $12,092                         $11,076
2/15            $12,185                         $11,165
2/16            $12,185                         $11,266
2/17            $12,437                         $11,381
2/18            $12,508                         $11,396
2/19            $12,788                         $11,684

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. "If Redeemed" returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 13

Performance Update | 2/28/19                                     Class C2 Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2019)
---------------------------------------------------------
                                           Bloomberg
                                           Barclays
                                           One- to
                                           Three-Year
                    If        If           Government/
Period              Held      Redeemed     Credit Index
---------------------------------------------------------
10 years            2.50%     2.50%        1.57%
5 years             1.14      1.14         1.07
1 year              2.26      2.26         2.52
---------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
---------------------------------------------------------
                Gross
---------------------------------------------------------
                1.06%
---------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                Bloomberg Barclays
                Pioneer Short Term              One- to Three-Year
                Income Fund                     Government/Credit Index
2/09            $10,000                         $10,000
2/10            $11,117                         $10,476
2/11            $11,490                         $10,684
2/12            $11,660                         $10,871
2/13            $11,987                         $10,987
2/14            $12,097                         $11,076
2/15            $12,194                         $11,165
2/16            $12,195                         $11,266
2/17            $12,450                         $11,381
2/18            $12,519                         $11,396
2/19            $12,802                         $11,684

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for periods prior to the inception of Class C2 shares on August 1, 2013 is the net asset value performance of the Fund's Class C shares, which has not been restated to reflect any differences in expenses.

"If Held" results represent the percent change in net asset value per share. Class C2 shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Redeemed" returns would have been lower had sales charges been reflected. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

Performance Update | 2/28/19                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2019)
---------------------------------------------------------
                                           Bloomberg
                                           Barclays
                             Net           One- to
                             Asset         Three-Year
                             Value         Government/
Period                       (NAV)         Credit Index
---------------------------------------------------------
10 years                     3.13%         1.57%
5 years                      1.65          1.07
1 year                       2.72          2.52
---------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
---------------------------------------------------------
                Gross
---------------------------------------------------------
                0.50%
---------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                Bloomberg Barclays
                Pioneer Short Term              One- to Three-Year
                Income Fund                     Government/Credit Index
2/09            $5,000,000                      $5,000,000
2/10            $5,604,357                      $5,237,998
2/11            $5,837,722                      $5,341,819
2/12            $5,974,660                      $5,435,497
2/13            $6,184,535                      $5,493,315
2/14            $6,268,017                      $5,538,052
2/15            $6,331,430                      $5,582,393
2/16            $6,373,647                      $5,633,160
2/17            $6,548,619                      $5,690,603
2/18            $6,622,677                      $5,698,205
2/19            $6,803,034                      $5,841,782

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 1, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 15

Performance Update | 2/28/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2019)
---------------------------------------------------------
                                           Bloomberg
                                           Barclays
                             Net           One- to
                             Asset         Three-Year
                             Value         Government/
Period                       (NAV)         Credit Index
---------------------------------------------------------
10 years                     3.26%         1.57%
5 years                      1.58          1.07
1 year                       2.63          2.52
---------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
---------------------------------------------------------
                Gross         Net
---------------------------------------------------------
                0.64%         0.46%
---------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                Bloomberg Barclays
                Pioneer Short Term              One- to Three-Year
                Income Fund                     Government/Credit Index
2/09            $5,000,000                      $5,000,000
2/10            $5,627,278                      $5,237,998
2/11            $5,881,801                      $5,341,819
2/12            $6,035,719                      $5,435,497
2/13            $6,268,049                      $5,493,315
2/14            $6,371,231                      $5,538,052
2/15            $6,445,389                      $5,582,393
2/16            $6,474,189                      $5,633,160
2/17            $6,645,863                      $5,690,603
2/18            $6,713,067                      $5,698,205
2/19            $6,889,787                      $5,841,782

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratios reflect the contractual expense limitations currently in effect through December 31, 2019, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on actual returns from September 1, 2018, through February 28, 2019.

---------------------------------------------------------------------------------------------
Share Class                       A            C           C2            K            Y
---------------------------------------------------------------------------------------------
Beginning Account             $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 9/1/18
---------------------------------------------------------------------------------------------
Ending Account                $1,014.90    $1,013.60    $1,013.80    $1,015.50    $1,016.20
Value (after expenses)
on 2/28/19
---------------------------------------------------------------------------------------------
Expenses Paid                     $4.05        $5.14        $5.04        $2.35        $2.45
During Period*
---------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.81%, 1.03%, 1.01%, 0.47% and 0.49% for Class A, Class C, Class C2, Class K and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365, (to reflect the one-half year period).

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2018, through February 28, 2019.

---------------------------------------------------------------------------------------------
Share Class                       A            C           C2            K            Y
---------------------------------------------------------------------------------------------
Beginning Account             $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 9/1/18
---------------------------------------------------------------------------------------------
Ending Account                $1,020.78    $1,019.69    $1,019.79    $1,022.46    $1,022.36
Value (after expenses)
on 2/28/19
---------------------------------------------------------------------------------------------
Expenses Paid                     $4.06        $5.16        $5.06        $2.36        $2.46
During Period*
---------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.81%, 1.03%, 1.01%, 0.47% and 0.49% for Class A, Class C, Class C2, Class K and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365, (to reflect the one-half year period).

18 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

Schedule of Investments | 2/28/19 (unaudited)

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    UNAFFILIATED ISSUERS -- 100.0%
                    ASSET BACKED SECURITIES -- 30.2% of Net Assets
   186,412(a)       321 Henderson Receivables I LLC, Series 2005-1A,
                    Class A1, 2.719% (1 Month USD LIBOR + 23 bps),
                    11/15/40 (144A)                                                                    $    177,694
   305,955(a)       321 Henderson Receivables I LLC, Series 2006-2A,
                    Class A1, 2.689% (1 Month USD LIBOR + 20 bps),
                    6/15/41 (144A)                                                                          300,287
   245,821(a)       321 Henderson Receivables I LLC, Series 2007-1A,
                    Class A1, 2.689% (1 Month USD LIBOR + 20 bps),
                    3/15/42 (144A)                                                                          235,886
   178,658          ACC Trust, Series 2018-1, Class A, 3.7%,
                    12/21/20 (144A)                                                                         178,881
 1,500,000          Access Point Funding I LLC, Series 2017-A, Class B,
                    3.97%, 4/15/29 (144A)                                                                 1,499,110
   170,014(a)       ACE Securities Corp. Home Equity Loan Trust, Series
                    2005-WF1, Class M2, 3.15% (1 Month USD
                    LIBOR + 66 bps), 5/25/35                                                                169,962
     7,622          Alterna Funding II LLC, Series 2015-1A, Class A, 2.5%,
                    2/15/24 (144A)                                                                            7,555
    76,867          Alterna Funding II LLC, Series 2015-1A, Class B, 3.2%,
                    2/15/24 (144A)                                                                           75,667
 1,500,000          Americredit Automobile Receivables Trust, Series 2018-2,
                    Class D, 4.01%, 7/18/24                                                               1,513,729
   300,000(a)       Arbor Realty Commercial Real Estate Notes, Ltd.,
                    Series 2016-FL1A, Class A, 4.189% (1 Month USD
                    LIBOR + 170 bps), 9/15/26 (144A)                                                        297,483
   600,000(a)       Arbor Realty Commercial Real Estate Notes, Ltd.,
                    Series 2017-FL1, Class A, 3.789% (1 Month USD
                    LIBOR + 130 bps), 4/15/27 (144A)                                                        600,376
   700,000          Ascentium Equipment Receivables Trust, Series 2016-2A,
                    Class D, 4.2%, 9/12/22 (144A)                                                           704,549
   300,000          Ascentium Equipment Receivables Trust, Series 2017-2A,
                    Class D, 3.56%, 10/10/25 (144A)                                                         297,025
    13,975(a)       Asset Backed Securities Corp. Home Equity Loan Trust,
                    Series 2006-HE1, Class A3, 2.69% (1 Month USD
                    LIBOR + 20 bps), 1/25/36                                                                 13,876
   499,954          Axis Equipment Finance Receivables IV LLC, Series 2016-1A,
                    Class D, 4.67%, 3/20/22 (144A)                                                          502,501
   250,000          Axis Equipment Finance Receivables IV LLC, Series 2018-1A,
                    Class D, 3.98%, 4/22/24 (144A)                                                          250,744
   496,000          Axis Equipment Finance Receivables IV LLC, Series 2018-1A,
                    Class E, 5.36%, 4/22/24 (144A)                                                          499,089
   500,000          Axis Equipment Finance Receivables VI LLC, Series 2018-2A,
                    Class D, 4.45%, 6/20/23 (144A)                                                          507,469
   400,000          Axis Equipment Finance Receivables VI LLC, Series 2018-2A,
                    Class E, 5.45%, 11/20/23 (144A)                                                         405,526
 1,267,964          Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1,
                    Class A, 4.0%, 4/28/55 (144A)                                                         1,273,114

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 19

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Asset Backed Securities -- (continued)
    21,740(a)       Bear Stearns Asset Backed Securities Trust, Series 2006-SD2,
                    Class A3, 2.98% (1 Month USD LIBOR + 49 bps), 6/25/36                              $     21,738
    33,635(a)       Bear Stearns Structured Products Trust, Series
                    2007-EMX1, Class A1, 3.49% (1 Month USD LIBOR +
                    100 bps), 3/25/37 (144A)                                                                 33,639
    60,599          BlueVirgo Trust, Series 2015-1A, 3.0%, 12/15/22 (144A)                                   60,599
   850,000(a)       BSPRT Issuer, Ltd., Series 2018-FL3, Class A, 3.539%
                    (1 Month USD LIBOR + 105 bps), 3/15/28 (144A)                                           846,824
 1,642,856          BXG Receivables Note Trust, Series 2018-A, Class C,
                    4.44%, 2/2/34 (144A)                                                                  1,654,518
   105,553(a)       Carrington Mortgage Loan Trust, Series 2006-OPT1,
                    Class A3, 2.67% (1 Month USD LIBOR +
                    18 bps), 2/25/36                                                                        105,433
    25,066          Cazenovia Creek Funding I LLC, Series 2015-1A, Class A,
                    2.0%, 12/10/23 (144A)                                                                    24,972
   824,989          Cazenovia Creek Funding II LLC, Series 2018-1A, Class B,
                    3.984%, 7/15/30 (144A)                                                                  817,806
   225,079(a)       CDC Mortgage Capital Trust, Series 2002-HE1, Class A,
                    3.11% (1 Month USD LIBOR + 62 bps), 1/25/33                                             222,486
    62,928(a)       Chase Funding Trust, Series 2003-3, Class 2A2, 3.03%
                    (1 Month USD LIBOR + 54 bps), 4/25/33                                                    59,216
   109,397(b)       Chase Funding Trust, Series 2003-6, Class 1A7,
                    5.045%, 11/25/34                                                                        112,283
    37,048(a)       Chesapeake Funding II LLC, Series 2016-1A, Class A2,
                    3.639% (1 Month USD LIBOR + 115 bps),
                    3/15/28 (144A)                                                                           37,110
   145,833(a)       CIFC Funding, Ltd., Series 2013-1A, Class X, 3.629%
                    (3 Month USD LIBOR + 85 bps), 7/16/30 (144A)                                            145,917
     7,423          CIG Auto Receivables Trust, Series 2017-1A, Class A,
                    2.71%, 5/15/23 (144A)                                                                     7,389
 1,750,000          CIG Auto Receivables Trust, Series 2019-1A, Class C,
                    3.82%, 8/15/24 (144A)                                                                 1,751,576
    23,903(a)       Citigroup Mortgage Loan Trust, Inc., Series 2004-RES1,
                    Class M2, 3.51% (1 Month USD LIBOR +
                    102 bps), 11/25/34                                                                       23,952
    66,375          Colony American Finance, Ltd., Series 2015-1, Class A,
                    2.896%, 10/15/47 (144A)                                                                  66,077
   400,000(b)       Colony American Finance, Ltd., Series 2016-1, Class D,
                    5.972%, 6/15/48 (144A)                                                                  404,178
 1,853,012(a)       Colony Starwood Homes Trust, Series 2016-2A, Class B,
                    4.239% (1 Month USD LIBOR + 175 bps),
                    12/17/33 (144A)                                                                       1,853,008
   250,000          Commonbond Student Loan Trust, Series 2017-BGS,
                    Class C, 4.44%, 9/25/42 (144A)                                                          247,671
 1,467,567          Commonbond Student Loan Trust, Series 2018-CGS,
                    Class A1, 3.87%, 2/25/46 (144A)                                                       1,478,795
   356,157          Conn's Receivables Funding LLC, Series 2018-A,
                    Class B, 4.65%, 1/15/23 (144A)                                                          358,032

The accompanying notes are an integral part of these financial statements.

20 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Asset Backed Securities -- (continued)
   273,255(a)       Conseco Finance Home Equity Loan Trust, Series 2002-C,
                    Class MV1, 3.989% (1 Month USD LIBOR +
                    150 bps), 5/15/32                                                                  $    271,780
   352,600(a)       Countrywide Asset-Backed Certificates, Series
                    2004-SD3, Class A2, 3.59% (1 Month USD LIBOR +
                    110 bps), 9/25/34 (144A)                                                                344,259
   223,286(a)       Countrywide Asset-Backed Certificates, Series
                    2005-BC1, Class M4, 3.39% (1 Month USD LIBOR +
                    90 bps), 5/25/35                                                                        223,320
    99,863          CPS Auto Receivables Trust, Series 2014-C, Class C,
                    3.77%, 8/17/20 (144A)                                                                   100,023
   250,000          Credit Acceptance Auto Loan Trust, Series 2016-2A,
                    Class C, 4.29%, 11/15/24 (144A)                                                         251,199
    71,437(a)       DRB Prime Student Loan Trust, Series 2016-B, Class A1,
                    4.29% (1 Month USD LIBOR + 180 bps),
                    6/25/40 (144A)                                                                           73,775
   961,000          Drive Auto Receivables Trust, Series 2016-CA, Class D,
                    4.18%, 3/15/24 (144A)                                                                   968,162
    69,752          Drive Auto Receivables Trust, Series 2017-3, Class B,
                    2.3%, 5/17/21                                                                            69,733
   300,000          Drive Auto Receivables Trust, Series 2018-2, Class D,
                    4.14%, 8/15/24                                                                          303,400
 1,160,000          Drive Auto Receivables Trust, Series 2018-3, Class C,
                    3.72%, 9/16/24                                                                        1,163,932
 2,000,000          Drive Auto Receivables Trust, Series 2019-1, Class D,
                    4.09%, 6/15/26                                                                        2,028,354
   100,675(a)       Drug Royalty II LP 2, Series 2014-1, Class A1, 5.637%
                    (3 Month USD LIBOR + 285 bps), 7/15/23 (144A)                                           101,288
   108,237          Drug Royalty III LP 1, Series 2016-1A, Class A,
                    3.979%, 4/15/27 (144A)                                                                  108,364
   497,521(a)       Drug Royalty III LP 1, Series 2017-1A, Class A1,
                    5.287% (3 Month USD LIBOR + 250 bps), 4/15/27 (144A)                                    502,181
   877,979          Drug Royalty III LP 1, Series 2017-1A, Class A2, 3.6%,
                    4/15/27 (144A)                                                                          871,507
   727,275          Drug Royalty III LP 1, Series 2018-1A, Class A2,
                    4.27%, 10/15/31 (144A)                                                                  733,851
    82,403(a)       Earnest Student Loan Program LLC, Series 2017-A,
                    Class A1, 3.49% (1 Month USD LIBOR + 100 bps),
                    1/25/41 (144A)                                                                           82,791
   277,399          Elm Trust, Series 2016-1A, Class A2, 4.163%,
                    6/20/25 (144A)                                                                          277,247
 1,000,000          Elm Trust, Series 2018-2A, Class B, 5.584%,
                    10/20/27 (144A)                                                                       1,004,330
   500,000          Engs Commercial Finance Trust, Series 2016-1A,
                    Class B, 3.45%, 3/22/22 (144A)                                                          490,447
   400,000          Engs Commercial Finance Trust, Series 2018-1A,
                    Class B, 3.8%, 2/22/23 (144A)                                                           403,257
   200,000          Engs Commercial Finance Trust, Series 2018-1A,
                    Class C, 4.05%, 2/22/23 (144A)                                                          201,836

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 21

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Asset Backed Securities -- (continued)
    82,105          Enterprise Fleet Financing LLC, Series 2016-2, Class A2,
                    1.74%, 2/22/22 (144A)                                                              $     81,866
   200,000          Exeter Automobile Receivables Trust, Series 2018-1A,
                    Class C, 3.03%, 1/17/23 (144A)                                                          199,746
 1,300,000          Exeter Automobile Receivables Trust, Series 2018-4A,
                    Class C, 3.97%, 9/15/23 (144A)                                                        1,310,721
   418,327(a)       Fieldstone Mortgage Investment Trust, Series 2005-3,
                    Class 1A, 2.98% (1 Month USD LIBOR +
                    49 bps), 2/25/36                                                                        415,092
 1,630,000(c)       Finance of America Structured Securities Trust, Series
                    2018-HB1, Class M3, 4.392%, 9/25/28 (144A)                                            1,627,962
   200,000          First Investors Auto Owner Trust, Series 2015-1A,
                    Class D, 3.59%, 1/18/22 (144A)                                                          200,200
 2,820,000          First Investors Auto Owner Trust, Series 2016-1A,
                    Class D, 4.7%, 4/18/22 (144A)                                                         2,862,958
   650,000          First Investors Auto Owner Trust, Series 2017-2A,
                    Class C, 3.0%, 8/15/23 (144A)                                                           645,453
    12,404          Flagship Credit Auto Trust, Series 2014-2, Class C,
                    3.95%, 12/15/20 (144A)                                                                   12,429
   230,541          Flagship Credit Auto Trust, Series 2016-3, Class B,
                    2.43%, 6/15/21 (144A)                                                                   230,298
 1,475,000(a)       Fort CRE LLC, Series 2018-1A, Class A1, 3.869%
                    (1 Month USD LIBOR + 135 bps), 11/21/35 (144A)                                        1,477,079
   500,000          Four Seas LP, Series 2017-1A, Class A1, 4.95%,
                    8/28/27 (144A)                                                                          494,024
   500,000          Foursight Capital Automobile Receivables Trust, Series
                    2018-1, Class D, 4.19%, 11/15/23 (144A)                                                 503,414
   500,000          Foursight Capital Automobile Receivables Trust, Series
                    2018-2, Class E, 5.5%, 10/15/24 (144A)                                                  511,422
   131,463(a)       Freddie Mac Structured Pass-Through Certificates,
                    Series T-20, Class A7, 2.64% (1 Month USD LIBOR +
                    15 bps), 12/25/29                                                                       129,194
   206,596(a)       Fremont Home Loan Trust, Series 2005-E, Class 1A1,
                    2.72% (1 Month USD LIBOR + 23 bps), 1/25/36                                             205,319
 1,150,000          Genesis Sales Finance Master Trust, Series 2019-AA,
                    Class A, 4.68%, 8/20/23 (144A)                                                        1,155,297
 1,500,000          GLS Auto Receivables Issuer Trust, Series 2019-1A,
                    Class C, 3.87%, 12/16/24 (144A)                                                       1,504,247
   630,000          GLS Auto Receivables Trust, Series 2017-1A, Class B,
                    2.98%, 12/15/21 (144A)                                                                  628,911
   590,713          GLS Auto Receivables Trust, Series 2018-2A, Class A,
                    3.25%, 4/18/22 (144A)                                                                   590,938
 1,805,000          GLS Auto Receivables Trust, Series 2018-3A, Class B,
                    3.78%, 8/15/23 (144A)                                                                 1,818,854
    51,599(b)       GMAT Trust, Series 2013-1A, Class A, 6.967%,
                    11/25/43 (144A)                                                                          51,648
   257,661(a)       GSAA Home Equity Trust, Series 2005-8, Class A3, 2.92%
                    (1 Month USD LIBOR + 43 bps), 6/25/35                                                   257,112

The accompanying notes are an integral part of these financial statements.

22 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Asset Backed Securities -- (continued)
   139,334(a)       GSRPM Mortgage Loan Trust, Series 2003-2, Class M1,
                    3.84% (1 Month USD LIBOR + 135 bps), 6/25/33                                       $    138,499
    40,964(a)       GSRPM Mortgage Loan Trust, Series 2006-1, Class A1,
                    2.79% (1 Month USD LIBOR + 30 bps),
                    3/25/35 (144A)                                                                           40,731
    18,464(a)       GSRPM Mortgage Loan Trust, Series 2006-2, Class A2,
                    2.79% (1 Month USD LIBOR + 30 bps),
                    9/25/36 (144A)                                                                           18,448
    93,579          Hero Residual Funding, Series 2016-1R, Class A1, 4.5%,
                    9/21/42 (144A)                                                                           93,111
   500,000(a)       Hertz Fleet Lease Funding LP, Series 2016-1, Class D,
                    5.867% (1 Month USD LIBOR + 335 bps),
                    4/10/30 (144A)                                                                          503,692
   400,000(a)       Hertz Fleet Lease Funding LP, Series 2016-1, Class E,
                    6.017% (1 Month USD LIBOR + 350 bps),
                    4/10/30 (144A)                                                                          401,173
   400,000          Hertz Fleet Lease Funding LP, Series 2018-1, Class C,
                    3.77%, 5/10/32 (144A)                                                                   401,803
   146,674          Hilton Grand Vacations Trust, Series 2014-AA, Class B,
                    2.07%, 11/25/26 (144A)                                                                  144,520
   227,500          HOA Funding LLC, Series 2014-1A, Class A2, 4.846%,
                    8/20/44 (144A)                                                                          225,255
    46,227(b)       Home Equity Mortgage Trust, Series 2004-6, Class M2,
                    5.821%, 4/25/35                                                                          46,311
   500,000(a)       Home Partners of America Trust, Series 2016-2,
                    Class C, 4.881% (1 Month USD LIBOR + 240 bps),
                    10/17/33 (144A)                                                                         499,999
   700,000(a)       Hunt CRE, Ltd., Series 2017-FL1, Class A, 3.489%
                    (1 Month USD LIBOR + 100 bps), 8/15/34 (144A)                                           695,678
    64,237(a)       Interstar Millennium Trust, Series 2003-3G, Class A2,
                    3.322% (3 Month USD LIBOR + 50 bps), 9/27/35                                             62,031
 1,800,000(a)       Invitation Homes Trust, Series 2017-SFR2, Class D,
                    4.281% (1 Month USD LIBOR + 180 bps),
                    12/17/36 (144A)                                                                       1,809,008
 1,760,000(a)       Invitation Homes Trust, Series 2018-SFR1, Class E,
                    4.481% (1 Month USD LIBOR + 200 bps),
                    3/17/37 (144A)                                                                        1,745,929
 1,800,000(a)       Invitation Homes Trust, Series 2018-SFR2, Class E,
                    4.489% (1 Month USD LIBOR + 200 bps),
                    6/17/37 (144A)                                                                        1,785,382
 1,800,000(a)       Invitation Homes Trust, Series 2018-SFR3, Class E,
                    4.481% (1 Month USD LIBOR + 200 bps),
                    7/17/37 (144A)                                                                        1,784,929
 1,130,000(a)       Invitation Homes Trust, Series 2018-SFR4, Class E,
                    4.431% (1 Month USD LIBOR + 195 bps),
                    1/17/38 (144A)                                                                        1,116,546
   475,000          Kabbage Asset Securitization LLC, Series 2017-1,
                    Class A, 4.571%, 3/15/22 (144A)                                                         476,564

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 23

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Asset Backed Securities -- (continued)
 1,000,000(a)       Marathon CRE, Ltd., Series 2018-FL1, Class A, 3.639%
                    (1 Month USD LIBOR + 115 bps), 6/15/28 (144A)                                      $    997,816
 1,000,000          Marlette Funding Trust, Series 2019-1A, Class C,
                    4.42%, 4/16/29 (144A)                                                                 1,003,109
   154,224(c)       Marriott Vacation Club Owner Trust, Series 2012-1A,
                    Class B, 3.5%, 5/20/30 (144A)                                                           153,188
    11,619(a)       Mastr Specialized Loan Trust, Series 2006-1, Class A,
                    2.79% (1 Month USD LIBOR + 30 bps),
                    1/25/36 (144A)                                                                           11,613
   417,722(a)       Morgan Stanley ABS Capital I, Inc. Trust, Series
                    2005-WMC5, Class M4, 3.45% (1 Month USD LIBOR +
                    96 bps), 6/25/35                                                                        418,579
   192,152          MVW Owner Trust, Series 2014-1A, Class B, 2.7%,
                    9/22/31 (144A)                                                                          187,971
   400,000(c)       Nationstar HECM Loan Trust, Series 2017-2A, Class M2,
                    3.967%, 9/25/27 (144A)                                                                  395,875
   316,000(c)       Nationstar HECM Loan Trust, Series 2018-1A, Class M1,
                    3.238%, 2/25/28 (144A)                                                                  315,526
 2,000,000(c)       Nationstar HECM Loan Trust, Series 2018-3A, Class M3,
                    4.353%, 11/25/28 (144A)                                                               1,999,999
 1,000,000(a)       Navistar Financial Dealer Note Master Owner Trust II,
                    Series 2018-1, Class C, 3.54% (1 Month USD
                    LIBOR + 105 bps), 9/25/23 (144A)                                                      1,001,738
   600,000          Navitas Equipment Receivables LLC, Series 2016-1,
                    Class C, 5.05%, 12/15/21 (144A)                                                         604,492
   500,000          Navitas Equipment Receivables LLC, Series 2016-1,
                    Class D, 7.87%, 3/15/23 (144A)                                                          514,009
    29,953(c)       New Century Home Equity Loan Trust, Series 2004-A,
                    Class AII9, 5.47%, 8/25/34                                                               30,162
   450,000          New Residential Advance Receivables Trust Advance
                    Receivables Backed Notes, Series 2016-T2,
                    Class BT2, 3.02%, 10/15/49 (144A)                                                       447,724
   438,212(a)       Newtek Small Business Loan Trust, Series 2017-1,
                    Class B, 5.51% (1 Month USD LIBOR + 300 bps),
                    2/15/43 (144A)                                                                          440,666
   333,825(a)       NovaStar Mortgage Funding Trust, Series 2003-1,
                    Class A2, 3.27% (1 Month USD LIBOR + 78 bps), 5/25/33                                   332,088
   560,000(a)       NovaStar Mortgage Funding Trust, Series 2004-3,
                    Class M4, 4.065% (1 Month USD LIBOR +
                    158 bps), 12/25/34                                                                      562,732
   722,145(a)       NovaStar Mortgage Funding Trust, Series 2005-3, Class M1,
                    3.165% (1 Month USD LIBOR + 68 bps), 1/25/36                                            719,630
   489,789(b)       Oak Hill Advisors Residential Loan Trust, Series
                    2017-NPL2, Class A1, 3.0%, 7/25/57 (144A)                                               480,471
   500,000          Ocwen Master Advance Receivables Trust, Series
                    2016-T2, Class BT2, 3.265%, 8/16/49 (144A)                                              499,155
   287,424(a)       Option One Mortgage Loan Trust, Series 2005-3, Class
                    M2, 3.225% (1 Month USD LIBOR + 74 bps), 8/25/35                                        286,525

The accompanying notes are an integral part of these financial statements.

24 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Asset Backed Securities -- (continued)
    96,466(c)       Orange Lake Timeshare Trust, Series 2014-AA, Class B,
                    3.03%, 7/9/29 (144A)                                                               $     94,977
    17,520(a)       Oscar US Funding Trust VI LLC, Series 2017-1A,
                    Class A2B, 3.317% (1 Month USD LIBOR + 80 bps),
                    5/11/20 (144A)                                                                           17,525
 1,700,000          Oxford Finance Funding LLC, Series 2019-1A, Class B,
                    5.438%, 2/15/27 (144A)                                                                1,704,967
   500,000(a)       Palmer Square Loan Funding, Ltd., Series 2018-1A,
                    Class A2, 3.837% (3 Month USD LIBOR + 105 bps),
                    4/15/26 (144A)                                                                          491,845
    33,383(a)       Park Place Securities, Inc. Asset-Backed Pass-Through
                    Certificates, Series 2004-MHQ1, Class M2,
                    3.615% (1 Month USD LIBOR + 113 bps), 12/25/34                                           33,387
   300,000(a)       PFS Financing Corp., Series 2017-AA, Class B, 3.439%
                    (1 Month USD LIBOR + 95 bps), 3/15/21 (144A)                                            299,273
 1,250,000(a)       PNMAC GMSR Issuer Trust, Series 2018-GT2, Class A,
                    5.14% (1 Month USD LIBOR + 265 bps),
                    8/25/25 (144A)                                                                        1,252,731
   445,034(b)       Popular ABS Mortgage Pass-Through Trust, Series
                    2004-4, Class M1, 4.322%, 9/25/34                                                       449,972
 1,355,000          Prestige Auto Receivables Trust, Series 2017-1A,
                    Class D, 3.61%, 10/16/23 (144A)                                                       1,355,611
 2,790,000(a)       Progress Residential Trust, Series 2016-SFR2, Class B,
                    4.231% (1 Month USD LIBOR + 175 bps),
                    1/17/34 (144A)                                                                        2,789,993
 2,250,000(a)       Progress Residential Trust, Series 2016-SFR2, Class F,
                    6.701% (1 Month USD LIBOR + 422 bps),
                    1/17/34 (144A)                                                                        2,249,985
   300,000          Progress Residential Trust, Series 2017-SFR1, Class B,
                    3.017%, 8/17/34 (144A)                                                                  293,686
   333,000          Progress Residential Trust, Series 2017-SFR1, Class D,
                    3.565%, 8/17/34 (144A)                                                                  327,205
 2,250,000          Progress Residential Trust, Series 2017-SFR1, Class E,
                    4.261%, 8/17/34 (144A)                                                                2,252,179
 2,175,000          Progress Residential Trust, Series 2018-SFR1, Class E,
                    4.38%, 3/17/35 (144A)                                                                 2,176,887
 1,793,000          Progress Residential Trust, Series 2018-SFR2, Class E,
                    4.656%, 8/17/35 (144A)                                                                1,815,965
 2,600,000          Progress Residential Trust, Series 2018-SFR3, Class E,
                    4.873%, 10/17/35 (144A)                                                               2,657,820
   500,000          Purchasing Power Funding LLC, Series 2018-A, Class B,
                    3.58%, 8/15/22 (144A)                                                                   499,252
   600,000(a)       RAMP Trust, Series 2005-RS7, Class M1, 2.99% (1 Month
                    USD LIBOR + 50 bps), 7/25/35                                                            599,984
   238,289(b)       RCO Mortgage LLC, Series 2017-1, Class A1, 3.375%,
                    8/25/22 (144A)                                                                          237,914
    23,813(a)       ReadyCap Commercial Mortgage Trust, Series 2017-FL1,
                    Class B, 4.14% (1 Month USD LIBOR + 165 bps),
                    5/25/34 (144A)                                                                           23,818

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 25

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Asset Backed Securities -- (continued)
 2,000,000(c)       RMF Buyout Issuance Trust, Series 2018-1, Class M3,
                    4.448%, 11/25/28 (144A)                                                            $  2,011,040
 1,500,000          Santander Drive Auto Receivables Trust, Series 2017-2,
                    Class D, 3.49%, 7/17/23                                                               1,498,324
 2,000,000          Santander Drive Auto Receivables Trust, Series 2018-2,
                    Class E, 5.02%, 9/15/25                                                               2,013,583
   825,000          Santander Drive Auto Receivables Trust, Series 2018-4,
                    Class D, 3.98%, 12/15/25                                                                831,549
 1,056,000          Santander Drive Auto Receivables Trust, Series 2018-5,
                    Class C, 3.81%, 12/16/24                                                              1,067,720
   500,000          Santander Drive Auto Receivables Trust, Series 2018-5,
                    Class D, 4.19%, 12/16/24                                                                506,410
   900,000          Santander Drive Auto Receivables Trust, Series 2019-1,
                    Class C, 3.42%, 4/15/25                                                                 901,232
    28,298(a)       SASCO Mortgage Loan Trust, Series 2005-GEL1, Class M1,
                    3.315% (1 Month USD LIBOR + 83 bps), 12/25/34                                            28,255
     3,946          SCF Equipment Trust LLC, Series 2016-1A, Class A,
                    3.62%, 11/20/21 (144A)                                                                    3,946
   482,124          Sierra Timeshare Receivables Funding LLC, Series
                    2014-3A, Class A, 2.3%, 10/20/31 (144A)                                                 480,171
   212,787          Skopos Auto Receivables Trust, Series 2018-1A,
                    Class A, 3.19%, 9/15/21 (144A)                                                          212,813
    99,739          Sofi Consumer Loan Program LLC, Series 2017-1,
                    Class A, 3.28%, 1/26/26 (144A)                                                           99,848
    61,905(a)       Sofi Professional Loan Program LLC, Series 2016-C,
                    Class A1, 3.59% (1 Month USD LIBOR + 110 bps),
                    10/27/36 (144A)                                                                          62,709
   300,000          SPS Servicer Advance Receivables Trust Advance
                    Receivables Backed Notes, Series 2016-T2, Class BT2,
                    3.1%, 11/15/49 (144A)                                                                   297,898
   750,000          SPS Servicer Advance Receivables Trust Advance
                    Receivables Backed Notes, Series 2018-T1, Class CT1,
                    4.16%, 10/17/50 (144A)                                                                  748,820
 1,100,000          SPS Servicer Advance Receivables Trust Advance
                    Receivables Backed Notes, Series 2018-T1, Class DT1,
                    4.5%, 10/17/50 (144A)                                                                 1,102,023
   500,000(a)       Starwood Waypoint Homes Trust, Series 2017-1, Class B,
                    3.659% (1 Month USD LIBOR + 117 bps),
                    1/17/35 (144A)                                                                          498,536
     4,004(b)       Structured Asset Securities Corp. Mortgage Loan Trust,
                    Series 2005-2XS, Class 1A5B, 5.15%, 2/25/35                                               4,039
    89,886          Structured Receivables Finance LLC, Series 2010-B,
                    Class A, 3.73%, 8/15/36 (144A)                                                           88,378
   197,655          Tax Ease Funding LLC, Series 2016-1A, Class A, 3.131%,
                    6/15/28 (144A)                                                                          196,330
   268,749(a)       Terwin Mortgage Trust, Series 2006-1, Class 1A3, 2.87%
                    (1 Month USD LIBOR + 38 bps), 1/25/37 (144A)                                            269,152

The accompanying notes are an integral part of these financial statements.

26 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Asset Backed Securities -- (continued)
 1,000,000          Tidewater Auto Receivables Trust, Series 2016-AA,
                    Class D, 5.86%, 11/15/21 (144A)                                                    $  1,009,079
   400,000          Tidewater Auto Receivables Trust, Series 2018-AA,
                    Class D, 4.3%, 11/15/24 (144A)                                                          402,632
   342,735          TLF National Tax Lien Trust, Series 2017-1A, Class B,
                    3.84%, 12/15/29 (144A)                                                                  341,251
 1,121,607(c)       Towd Point Mortgage Trust, Series 2015-2, Class 1A12,
                    2.75%, 11/25/60 (144A)                                                                1,113,530
    88,852(c)       Towd Point Mortgage Trust, Series 2015-3, Class A1B,
                    3.0%, 3/25/54 (144A)                                                                     88,041
   330,365(c)       Towd Point Mortgage Trust, Series 2016-1, Class A1,
                    3.5%, 2/25/55 (144A)                                                                    329,757
   661,229(a)       Towd Point Mortgage Trust, Series 2017-5, Class A1,
                    3.09% (1 Month USD LIBOR + 60 bps),
                    2/25/57 (144A)                                                                          657,537
   527,253(c)       Towd Point Mortgage Trust, Series 2017-5, Class XA,
                    3.5%, 2/25/57 (144A)                                                                    521,361
 2,766,504(c)       Towd Point Mortgage Trust, Series 2018-SJ1, Class A1,
                    4.0%, 10/25/58 (144A)                                                                 2,766,880
 2,200,000(a)       Towd Point Mortgage Trust, Series 2019-HY1, Class A1,
                    3.514% (1 Month USD LIBOR + 100 bps),
                    10/25/48 (144A)                                                                       2,202,640
 1,750,000(c)       Towd Point Mortgage Trust, Series 2019-SJ1, Class A1,
                    3.75%, 11/25/58 (144A)                                                                1,748,600
 1,000,000(a)       Trafigura Securitisation Finance Plc, Series 2017-1A,
                    Class B, 4.189% (1 Month USD LIBOR + 170 bps),
                    12/15/20 (144A)                                                                       1,001,250
 1,250,000          Trafigura Securitisation Finance Plc, Series 2018-1A,
                    Class B, 4.29%, 3/15/22 (144A)                                                        1,261,444
   690,000          Tricon American Homes Trust, Series 2016-SFR1,
                    Class E, 4.878%, 11/17/33 (144A)                                                        698,252
 1,000,000          United Auto Credit Securitization Trust, Series
                    2016-2, Class E, 5.5%, 1/10/23 (144A)                                                 1,000,696
   800,000          Upstart Securitization Trust, Series 2018-1, Class B,
                    3.887%, 8/20/25 (144A)                                                                  800,897
    72,103(a)       Velocity Commercial Capital Loan Trust, Series 2016-1,
                    Class AFL, 4.94% (1 Month USD LIBOR + 245
                    bps), 4/25/46 (144A)                                                                     72,734
 2,000,000          Veros Automobile Receivables Trust, Series 2018-1,
                    Class C, 4.65%, 2/15/24 (144A)                                                        2,020,859
   126,402          Welk Resorts LLC, Series 2013-AA, Class A, 3.1%,
                    3/15/29 (144A)                                                                          125,650
    53,796          Westgate Resorts LLC, Series 2015-2A, Class A, 3.2%,
                    7/20/28 (144A)                                                                           53,703
   373,848          Westgate Resorts LLC, Series 2017-1A, Class B, 4.05%,
                    12/20/30 (144A)                                                                         372,896
   500,000          Westlake Automobile Receivables Trust, Series 2016-2A,
                    Class E, 6.41%, 5/15/23 (144A)                                                          506,030

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 27

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Asset Backed Securities -- (continued)
 2,500,000          Westlake Automobile Receivables Trust, Series 2017-1A,
                    Class E, 5.05%, 8/15/24 (144A)                                                     $  2,533,524
   650,000          Westlake Automobile Receivables Trust, Series 2017-2A,
                    Class C, 2.59%, 12/15/22 (144A)                                                         646,755
 2,295,000          Westlake Automobile Receivables Trust, Series 2017-2A,
                    Class D, 3.28%, 12/15/22 (144A)                                                       2,291,466
 2,000,000          Westlake Automobile Receivables Trust, Series 2018-1A,
                    Class D, 3.41%, 5/15/23 (144A)                                                        1,997,121
   400,000          Westlake Automobile Receivables Trust, Series 2018-1A,
                    Class E, 4.53%, 5/15/23 (144A)                                                          400,174
   350,000          Westlake Automobile Receivables Trust, Series 2018-2A,
                    Class E, 4.86%, 1/16/24 (144A)                                                          352,984
 2,500,000          Westlake Automobile Receivables Trust, Series 2018-3A,
                    Class D, 4.0%, 10/16/23 (144A)                                                        2,526,150
   605,000          Westlake Automobile Receivables Trust, Series 2018-3A,
                    Class E, 4.9%, 12/15/23 (144A)                                                          611,989
    75,000          World Omni Automobile Lease Securitization Trust,
                    Series 2017-A, Class A3, 2.13%, 4/15/20                                                  74,781
   300,000          WRG Debt Funding II LLC, Series 2017-1, Class A,
                    4.458%, 3/15/26 (144A)                                                                  299,660
-------------------------------------------------------------------------------------------------------------------
                    TOTAL ASSET BACKED SECURITIES
                    (Cost $135,555,493)                                                                $136,103,714
-------------------------------------------------------------------------------------------------------------------
                    COLLATERALIZED MORTGAGE OBLIGATIONS --
                    34.1% of Net Assets
 1,725,000(a)       280 Park Avenue Mortgage Trust, Series 2017-280P,
                    Class C, 3.739% (1 Month USD LIBOR + 125 bps),
                    9/15/34 (144A)                                                                        1,717,431
   437,601(a)       A10 Term Asset Financing LLC, Series 2017-1A,
                    Class A1FL, 3.339% (1 Month USD LIBOR + 85 bps),
                    3/15/36 (144A)                                                                          437,633
     4,516(a)       Alternative Loan Trust, Series 2003-14T1, Class A9,
                    2.94% (1 Month USD LIBOR + 45 bps), 8/25/18                                               2,815
    71,949(a)       Alternative Loan Trust, Series 2004-6CB, Class A,
                    3.07% (1 Month USD LIBOR + 58 bps), 5/25/34                                              71,649
 1,813,989(c)       Angel Oak Mortgage Trust I LLC, Series 2019-1,
                    Class A1, 3.92%, 11/25/48 (144A)                                                      1,819,769
   600,000(c)       Angel Oak Mortgage Trust I LLC, Series 2019-1,
                    Class M1, 4.5%, 11/25/48 (144A)                                                         604,797
 1,300,000(a)       BAMLL Commercial Mortgage Securities Trust, Series
                    2014-FL1, Class B, 4.453% (1 Month USD LIBOR +
                    220 bps), 12/15/31 (144A)                                                             1,299,561
   500,000(c)       BAMLL Commercial Mortgage Securities Trust, Series
                    2016-FR14, Class A, 3.002%, 2/27/48 (144A)                                              493,487
     5,061(a)       Banc of America Funding Trust, Series 2005-A, Class 5A2,
                    2.795% (1 Month USD LIBOR + 31 bps), 2/20/35                                              5,073
   225,250(a)       Bancorp Commercial Mortgage Trust, Series 2017-CRE2,
                    Class A, 3.339% (1 Month USD LIBOR + 85 bps),
                    8/15/32 (144A)                                                                          224,994

The accompanying notes are an integral part of these financial statements.

28 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Collateralized Mortgage Obligations -- (continued)
   991,576(b)(d)    Bayview Commercial Asset Trust, Series 2007-2A, Class
                    IO, 0.0%, 7/25/37 (144A)                                                           $         --
   434,043(a)       Bear Stearns ALT-A Trust, Series 2004-4, Class A1,
                    3.09% (1 Month USD LIBOR + 60 bps), 6/25/34                                             431,179
    25,014(a)       Bear Stearns ALT-A Trust, Series 2004-11, Class 1A2,
                    3.33% (1 Month USD LIBOR + 84 bps), 11/25/34                                             24,935
   212,877(a)       Bear Stearns ALT-A Trust, Series 2004-12, Class 1A1,
                    3.19% (1 Month USD LIBOR + 70 bps), 1/25/35                                             212,718
    75,813(a)       Bear Stearns ALT-A Trust, Series 2004-12, Class 1A2,
                    3.33% (1 Month USD LIBOR + 84 bps), 1/25/35                                              75,365
   253,685(a)       Bear Stearns ALT-A Trust, Series 2004-12, Class 1A4,
                    3.33% (1 Month USD LIBOR + 84 bps), 1/25/35                                             252,628
    11,692(a)       Bear Stearns ALT-A Trust, Series 2004-13, Class A1,
                    3.23% (1 Month USD LIBOR + 74 bps), 11/25/34                                             11,641
     8,126(a)       Bear Stearns ALT-A Trust, Series 2005-2, Class 1A1,
                    2.99% (1 Month USD LIBOR + 50 bps), 3/25/35                                               8,110
   856,979(a)       Bear Stearns ALT-A Trust, Series 2005-7, Class 11A1,
                    3.03% (1 Month USD LIBOR + 54 bps), 8/25/35                                             853,212
   373,549(c)       Bear Stearns Commercial Mortgage Securities Trust,
                    Series 2005-PWR7, Class B, 5.214%, 2/11/41                                              371,890
    34,179(c)       Bear Stearns Mortgage Securities, Inc., Series 1997-6,
                    Class 3B1, 4.39%, 6/25/30                                                                34,925
 1,450,189(a)       Bellemeade Re, Ltd., Series 2017-1, Class M1, 4.19%
                    (1 Month USD LIBOR + 170 bps), 10/25/27 (144A)                                        1,456,245
 1,500,000(a)       Bellemeade Re, Ltd., Series 2017-1, Class M2, 5.84%
                    (1 Month USD LIBOR + 335 bps), 10/25/27 (144A)                                        1,540,615
 2,010,000(a)       Bellemeade Re, Ltd., Series 2018-1A, Class M1B, 4.09%
                    (1 Month USD LIBOR + 160 bps), 4/25/28 (144A)                                         2,018,274
 1,692,467(a)       Bellemeade Re, Ltd., Series 2018-2A, Class M1A, 3.44%
                    (1 Month USD LIBOR + 95 bps), 8/25/28 (144A)                                          1,691,373
 1,730,000(a)       Bellemeade Re, Ltd., Series 2018-2A, Class M1B, 3.84%
                    (1 Month USD LIBOR + 135 bps), 8/25/28 (144A)                                         1,728,977
 1,300,000(a)       Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 4.34%
                    (1 Month USD LIBOR + 185 bps), 10/25/27 (144A)                                        1,298,022
   800,000(a)       BTH-13 Mortgage Backed Securities Trust, Series
                    2018-13, Class A, 5.009% (1 Month USD LIBOR +
                    250 bps), 8/18/21 (144A)                                                                800,493
   600,000+(a)      BTH-16 Mortgage-Backed Securities Trust, Series
                    2018-16, Class A, 5.0% (1 Month USD LIBOR + 250 bps),
                    8/4/21 (144A)                                                                           600,750
   700,000(a)       BTH-20 Mortgage-Backed Securities Trust, Series
                    2018-20, Class A, 5.009% (1 Month USD LIBOR +
                    250 bps), 9/24/20 (144A)                                                                700,415
   675,000(a)       BTH-21 Mortgage-Backed Securities Trust, Series
                    2018-21, Class A, 5.013% (1 Month USD LIBOR +
                    250 bps), 10/7/21 (144A)                                                                675,445
 1,500,000(a)       BTH-24 Mortgage-Backed Securities Trust, Series
                    2018-24, Class A, 4.909% (1 Month USD LIBOR +
                    240 bps), 12/5/20 (144A)                                                              1,500,000

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 29

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Collateralized Mortgage Obligations -- (continued)
 1,000,000(a)       BTH-25 Mortgage-Backed Securities Trust, Series
                    2019-25, Class A, 4.999% (1 Month USD LIBOR +
                    250 bps), 2/14/20 (144A)                                                           $  1,000,000
   980,240(a)       BX Commercial Mortgage Trust, Series 2018-IND,
                    Class E, 4.189% (1 Month USD LIBOR + 170 bps),
                    11/15/35 (144A)                                                                         981,773
   520,433(a)       BX Trust, Series 2017-APPL, Class B, 3.639% (1 Month
                    USD LIBOR + 115 bps), 7/15/34 (144A)                                                    518,153
 1,000,000(a)       BX Trust, Series 2017-IMC, Class B, 3.889% (1 Month
                    USD LIBOR + 140 bps), 10/15/32 (144A)                                                   995,045
   595,000(a)       BX Trust, Series 2017-SLCT, Class B, 3.689% (1 Month
                    USD LIBOR + 120 bps), 7/15/34 (144A)                                                    593,511
   800,000(a)       BXMT, Ltd., Series 2017-FL1, Class A, 3.359% (1 Month
                    USD LIBOR + 87 bps), 6/15/35 (144A)                                                     798,888
   136,039          Cendant Mortgage Corp., Series 2002-2, Class A6,
                    6.25%, 3/25/32 (144A)                                                                   137,513
   133,105(a)       CG-CCRE Commercial Mortgage Trust, Series 2014-FL2,
                    Class A, 4.343% (1 Month USD LIBOR + 185 bps),
                    11/15/31 (144A)                                                                         133,117
 1,000,000(a)       CGDBB Commercial Mortgage Trust, Series 2017-BIOC,
                    Class B, 3.459% (1 Month USD LIBOR + 97 bps),
                    7/15/32 (144A)                                                                          998,065
   850,000(a)       CGMS Commercial Mortgage Trust, Series 2017-MDRC,
                    Class C, 3.809% (1 Month USD LIBOR + 130 bps),
                    7/15/30 (144A)                                                                          847,006
    70,364(c)       CHL Mortgage Pass-Through Trust, Series 2004-14,
                    Class 4A1, 3.804%, 8/25/34                                                               68,310
    10,086          Citicorp Mortgage Securities REMIC Pass-Through
                    Certificates Trust, Series 2005-4, Class 2A1,
                    5.0%, 7/25/20                                                                            10,346
   400,000(a)       Citigroup Commercial Mortgage Trust, Series 2015-SHP2,
                    Class D, 5.789% (1 Month USD LIBOR + 330 bps),
                    7/15/27 (144A)                                                                          400,533
     9,240          Citigroup Mortgage Loan Trust, Inc., Series 2003-UP3,
                    Class A1, 7.0%, 9/25/33                                                                   9,270
 1,000,000(a)       CLNS Trust, Series 2017-IKPR, Class C, 3.617% (1 Month
                    USD LIBOR + 110 bps), 6/11/32 (144A)                                                    996,538
 1,300,000(a)       Cold Storage Trust, Series 2017-ICE3, Class C, 3.839%
                    (1 Month USD LIBOR + 135 bps), 4/15/36 (144A)                                         1,296,702
   500,000(a)       Cold Storage Trust, Series 2017-ICE3, Class D, 4.589%
                    (1 Month USD LIBOR + 210 bps), 4/15/36 (144A)                                           500,754
 1,000,000(c)       COLT Mortgage Loan Trust, Series 2018-3, Class M2,
                    4.583%, 10/26/48 (144A)                                                                 997,188
 1,600,000(c)       COLT Mortgage Loan Trust, Series 2019-1, Class A3,
                    4.012%, 3/25/49 (144A)                                                                1,603,647
   250,000          COMM Mortgage Trust, Series 2012-CR4, Class AM,
                    3.251%, 10/15/45                                                                        245,470
   104,036(a)       COMM Mortgage Trust, Series 2014-FL5, Class B, 3.895%
                    (1 Month USD LIBOR + 215 bps), 10/15/31 (144A)                                          103,899

The accompanying notes are an integral part of these financial statements.

30 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Collateralized Mortgage Obligations -- (continued)
   400,000(a)       COMM Mortgage Trust, Series 2014-PAT, Class A, 3.298%
                    (1 Month USD LIBOR + 80 bps), 8/13/27 (144A)                                       $    399,817
   820,000(a)       COMM Mortgage Trust, Series 2014-PAT, Class C, 4.148%
                    (1 Month USD LIBOR + 165 bps), 8/13/27 (144A)                                           819,325
 1,850,000(a)       COMM Mortgage Trust, Series 2014-TWC, Class B, 4.098%
                    (1 Month USD LIBOR + 160 bps), 2/13/32 (144A)                                         1,854,620
 1,000,000(c)       COMM Mortgage Trust, Series 2015-CR23, Class CMD,
                    3.685%, 5/10/48 (144A)                                                                  996,141
   750,000(a)       Credit Suisse Commercial Mortgage Securities Corp.,
                    Series 2019-SKLZ, Class B, 4.41% (1 Month USD
                    LIBOR + 190 bps), 1/15/34 (144A)                                                        753,269
   160,012          Credit Suisse First Boston Mortgage Securities Corp.,
                    Series 2002-10, Class 2A1, 7.5%, 5/25/32                                                171,380
     9,669          Credit Suisse First Boston Mortgage Securities Corp.,
                    Series 2005-C2, Class AMFX, 4.877%, 4/15/37                                               9,507
    11,249          CSFB Mortgage-Backed Trust, Series 2004-7, Class 6A1,
                    5.25%, 10/25/19                                                                          11,260
     7,180(a)       CSMC Trust, Series 2006-CF3, Class A1, 3.03% (1 Month
                    USD LIBOR + 54 bps), 10/25/36 (144A)                                                      7,178
   436,043(c)       CSMC Trust, Series 2014-OAK1, Class 2A4, 3.0%,
                    11/25/44 (144A)                                                                         434,053
   426,440(c)       CSMC Trust, Series 2015-3, Class A3, 3.5%,
                    3/25/45 (144A)                                                                          425,640
 1,000,000(a)       CSMC Trust, Series 2017-HD, Class B, 3.839% (1 Month
                    USD LIBOR + 135 bps), 2/15/31 (144A)                                                    998,657
 1,800,000(c)       CSMC Trust, Series 2019-RPL1, Class A1A, 3.65%,
                    7/25/58 (144A)                                                                        1,803,555
 1,400,000(a)       DBCG Mortgage Trust, Series 2017-BBG, Class A, 3.189%
                    (1 Month USD LIBOR + 70 bps), 6/15/34 (144A)                                          1,392,114
 1,250,000(c)       Deephaven Residential Mortgage Trust, Series 2018-3A,
                    Class B1, 5.007%, 8/25/58 (144A)                                                      1,246,054
 2,387,076(c)       Deephaven Residential Mortgage Trust, Series 2018-4A,
                    Class A1, 4.08%, 10/25/58 (144A)                                                      2,406,877
 1,672,000(a)       Eagle Re, Ltd., Series 2018-1, Class M1, 4.19%
                    (1 Month USD LIBOR + 170 bps), 11/25/28 (144A)                                        1,675,794
   477,691(c)       Fannie Mae Grantor Trust, Series 2004-T2, Class 2A,
                    4.566%, 7/25/43                                                                         502,272
    97,369(a)       Federal Home Loan Mortgage Corp. REMICS, Series 2315,
                    Class FW, 3.039% (1 Month USD LIBOR +
                    55 bps), 4/15/27                                                                         97,957
   257,280(a)       Federal Home Loan Mortgage Corp. REMICS, Series 2334,
                    Class FA, 2.989% (1 Month USD LIBOR +
                    50 bps), 7/15/31                                                                        259,025
    96,308(a)       Federal Home Loan Mortgage Corp. REMICS, Series 2391,
                    Class FJ, 2.989% (1 Month USD LIBOR +
                    50 bps), 4/15/28                                                                         96,831

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 31

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Collateralized Mortgage Obligations -- (continued)
     2,865(a)       Federal Home Loan Mortgage Corp. REMICS, Series 2437,
                    Class FD, 2.689% (1 Month USD LIBOR +
                    20 bps), 10/15/20                                                                  $      2,866
    70,473(a)       Federal Home Loan Mortgage Corp. REMICS, Series 2439,
                    Class F, 3.489% (1 Month USD LIBOR +
                    100 bps), 3/15/32                                                                        72,399
   116,282(a)       Federal Home Loan Mortgage Corp. REMICS, Series 2470,
                    Class AF, 3.489% (1 Month USD LIBOR +
                    100 bps), 3/15/32                                                                       119,455
    99,729(a)       Federal Home Loan Mortgage Corp. REMICS, Series 2489,
                    Class FA, 3.489% (1 Month USD LIBOR +
                    100 bps), 2/15/32                                                                       102,459
   155,212(a)       Federal Home Loan Mortgage Corp. REMICS, Series 2498,
                    Class FL, 3.059% (1 Month USD LIBOR +
                    57 bps), 3/15/32                                                                        156,788
    23,876          Federal Home Loan Mortgage Corp. REMICS, Series 2776,
                    Class QP, 4.0%, 1/15/34                                                                  23,861
    84,025(a)       Federal Home Loan Mortgage Corp. REMICS, Series 2916,
                    Class NF, 2.739% (1 Month USD LIBOR +
                    25 bps), 1/15/35                                                                         83,852
    34,813(a)       Federal Home Loan Mortgage Corp. REMICS, Series 3042,
                    Class PF, 2.739% (1 Month USD LIBOR +
                    25 bps), 8/15/35                                                                         34,746
    22,252(a)       Federal Home Loan Mortgage Corp. REMICS, Series 3102,
                    Class FG, 2.789% (1 Month USD LIBOR +
                    30 bps), 1/15/36                                                                         22,243
    84,707(a)       Federal Home Loan Mortgage Corp. REMICS, Series 3117,
                    Class FE, 2.789% (1 Month USD LIBOR +
                    30 bps), 2/15/36                                                                         84,542
    51,807(a)       Federal Home Loan Mortgage Corp. REMICS, Series 3173,
                    Class FC, 2.909% (1 Month USD LIBOR +
                    42 bps), 6/15/36                                                                         51,981
    96,060(a)       Federal Home Loan Mortgage Corp. REMICS, Series 3181,
                    Class HF, 2.989% (1 Month USD LIBOR +
                    50 bps), 7/15/36                                                                         96,587
    30,565(a)       Federal Home Loan Mortgage Corp. REMICS, Series 3235,
                    Class FX, 2.809% (1 Month USD LIBOR +
                    32 bps), 11/15/36                                                                        30,505
    80,361(a)       Federal Home Loan Mortgage Corp. REMICS, Series 3239,
                    Class EF, 2.839% (1 Month USD LIBOR +
                    35 bps), 11/15/36                                                                        80,308
    38,854(a)       Federal Home Loan Mortgage Corp. REMICS, Series 3239,
                    Class FB, 2.839% (1 Month USD LIBOR +
                    35 bps), 11/15/36                                                                        38,828
   112,719(a)       Federal Home Loan Mortgage Corp. REMICS, Series 3373,
                    Class FB, 3.069% (1 Month USD LIBOR +
                    58 bps), 10/15/37                                                                       113,714
   182,973(a)       Federal Home Loan Mortgage Corp. REMICS, Series 3386,
                    Class FB, 2.864% (1 Month USD LIBOR +
                    38 bps), 11/15/37                                                                       183,040

The accompanying notes are an integral part of these financial statements.

32 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Collateralized Mortgage Obligations -- (continued)
    63,085          Federal Home Loan Mortgage Corp. REMICS, Series 3416,
                    Class BJ, 4.0%, 2/15/23                                                            $     63,563
    90,614(a)       Federal Home Loan Mortgage Corp. REMICS, Series 3610,
                    Class FA, 3.189% (1 Month USD LIBOR +
                    70 bps), 12/15/39                                                                        91,952
   775,000          Federal Home Loan Mortgage Corp. REMICS, Series 3614,
                    Class QB, 4.0%, 12/15/24                                                                792,727
   578,627          Federal Home Loan Mortgage Corp. REMICS, Series 3693,
                    Class BD, 3.0%, 7/15/25                                                                 579,675
    56,402          Federal Home Loan Mortgage Corp. REMICS, Series 3706,
                    Class C, 2.0%, 8/15/20                                                                   55,901
    34,604          Federal Home Loan Mortgage Corp. REMICS, Series 3722,
                    Class AK, 1.75%, 9/15/20                                                                 34,249
    80,320(a)       Federal Home Loan Mortgage Corp. REMICS, Series 3745,
                    Class FB, 2.739% (1 Month USD LIBOR +
                    25 bps), 8/15/25                                                                         80,360
    39,593          Federal Home Loan Mortgage Corp. REMICS, Series 3760,
                    Class KH, 2.0%, 11/15/20                                                                 39,289
    32,900(a)       Federal Home Loan Mortgage Corp. REMICS, Series 3767,
                    Class JF, 2.789% (1 Month USD LIBOR +
                    30 bps), 2/15/39                                                                         32,942
    12,783          Federal Home Loan Mortgage Corp. REMICS, Series 3777,
                    Class DA, 3.5%, 10/15/24                                                                 12,780
   139,756          Federal Home Loan Mortgage Corp. REMICS, Series 3779,
                    Class KJ, 2.75%, 11/15/25                                                               139,167
    46,962(a)       Federal Home Loan Mortgage Corp. REMICS, Series 3784,
                    Class F, 2.889% (1 Month USD LIBOR +
                    40 bps), 7/15/23                                                                         46,941
    22,054          Federal Home Loan Mortgage Corp. REMICS, Series 3788,
                    Class AB, 3.5%, 11/15/28                                                                 22,069
   107,880(a)       Federal Home Loan Mortgage Corp. REMICS, Series 3807,
                    Class FM, 2.989% (1 Month USD LIBOR +
                    50 bps), 2/15/41                                                                        108,350
     1,021          Federal Home Loan Mortgage Corp. REMICS, Series 3816,
                    Class D, 3.5%, 8/15/28                                                                    1,020
   134,099(a)       Federal Home Loan Mortgage Corp. REMICS, Series 3850,
                    Class FC, 2.909% (1 Month USD LIBOR +
                    42 bps), 4/15/41                                                                        134,409
    34,227          Federal Home Loan Mortgage Corp. REMICS, Series 3858,
                    Class CA, 3.0%, 10/15/25                                                                 34,200
   198,861(a)       Federal Home Loan Mortgage Corp. REMICS, Series 3867,
                    Class PF, 2.889% (1 Month USD LIBOR +
                    40 bps), 3/15/41                                                                        199,378
    34,455(a)       Federal Home Loan Mortgage Corp. REMICS, Series 3868,
                    Class FA, 2.889% (1 Month USD LIBOR +
                    40 bps), 5/15/41                                                                         34,505
    29,088          Federal Home Loan Mortgage Corp. REMICS, Series 3873,
                    Class AG, 3.0%, 5/15/29                                                                  29,077

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 33

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Collateralized Mortgage Obligations -- (continued)
    41,065(a)       Federal Home Loan Mortgage Corp. REMICS, Series 3914,
                    Class LF, 2.689% (1 Month USD LIBOR +
                    20 bps), 8/15/26                                                                   $     41,124
    93,189(a)       Federal Home Loan Mortgage Corp. REMICS, Series 3919,
                    Class AF, 2.839% (1 Month USD LIBOR +
                    35 bps), 3/15/30                                                                         93,418
 1,070,222          Federal Home Loan Mortgage Corp. REMICS, Series 3937,
                    Class PA, 4.0%, 8/15/39                                                               1,091,810
   119,856          Federal Home Loan Mortgage Corp. REMICS, Series 3953,
                    Class CD, 3.0%, 1/15/30                                                                 120,350
    64,933(a)       Federal Home Loan Mortgage Corp. REMICS, Series 3960,
                    Class FB, 2.789% (1 Month USD LIBOR +
                    30 bps), 2/15/30                                                                         65,002
    82,677(a)       Federal Home Loan Mortgage Corp. REMICS, Series 3970,
                    Class GF, 2.789% (1 Month USD LIBOR +
                    30 bps), 9/15/26                                                                         82,927
   293,204          Federal Home Loan Mortgage Corp. REMICS, Series 3976,
                    Class A, 3.5%, 8/15/29                                                                  296,187
    73,960(a)       Federal Home Loan Mortgage Corp. REMICS, Series 4002,
                    Class YF, 3.039% (1 Month USD LIBOR +
                    55 bps), 2/15/42                                                                         74,596
   154,840          Federal Home Loan Mortgage Corp. REMICS, Series 4016,
                    Class AB, 2.0%, 9/15/25                                                                 153,379
   383,928          Federal Home Loan Mortgage Corp. REMICS, Series 4018,
                    Class AL, 2.0%, 3/15/27                                                                 374,188
   140,594          Federal Home Loan Mortgage Corp. REMICS, Series 4366,
                    Class VA, 3.0%, 12/15/25                                                                140,680
   958,220          Federal Home Loan Mortgage Corp. REMICS, Series 4444,
                    Class CD, 3.0%, 8/15/39                                                                 957,441
    51,507(a)       Federal Home Loan Mortgage Corp. Strips, Series 237,
                    Class F14, 2.889% (1 Month USD LIBOR +
                    40 bps), 5/15/36                                                                         51,583
   111,386(a)       Federal Home Loan Mortgage Corp. Strips, Series 239,
                    Class F30, 2.789% (1 Month USD LIBOR +
                    30 bps), 8/15/36                                                                        110,569
    44,326(a)       Federal Home Loan Mortgage Corp. Strips, Series 244,
                    Class F22, 2.839% (1 Month USD LIBOR +
                    35 bps), 12/15/36                                                                        44,421
   312,040(c)       Federal Home Loan Mortgage Corp. Whole Loan
                    Securities Trust, Series 2015-SC02, Class M1,
                    3.676%, 9/25/45                                                                         314,243
    43,663(a)       Federal National Mortgage Association, Connecticut
                    Avenue Securities, Series 2014-C02, Class 1M1,
                    3.44% (1 Month USD LIBOR + 95 bps), 5/25/24                                              43,676
 1,500,000(a)       Federal National Mortgage Association, Connecticut
                    Avenue Securities, Series 2014-C02, Class 1M2,
                    5.09% (1 Month USD LIBOR + 260 bps), 5/25/24                                          1,577,871

The accompanying notes are an integral part of these financial statements.

34 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Collateralized Mortgage Obligations -- (continued)
 2,395,527(a)       Federal National Mortgage Association, Connecticut
                    Avenue Securities, Series 2014-C03, Class 2M2,
                    5.39% (1 Month USD LIBOR + 290 bps), 7/25/24                                       $  2,529,787
     2,563(a)       Federal National Mortgage Association, Connecticut
                    Avenue Securities, Series 2016-C02, Class 1M1,
                    4.64% (1 Month USD LIBOR + 215 bps), 9/25/28                                              2,565
   408,051(a)       Federal National Mortgage Association, Connecticut
                    Avenue Securities, Series 2017-C04, Class 2M1,
                    3.34% (1 Month USD LIBOR + 85 bps), 11/25/29                                            408,341
   163,254(a)       Federal National Mortgage Association, Connecticut
                    Avenue Securities, Series 2017-C05, Class 1M1,
                    3.04% (1 Month USD LIBOR + 55 bps), 1/25/30                                             163,100
 1,297,959(a)       Federal National Mortgage Association, Connecticut
                    Avenue Securities, Series 2017-C05, Class 1M2A,
                    4.69% (1 Month USD LIBOR + 220 bps), 1/25/30                                          1,324,811
 1,590,000(a)       Federal National Mortgage Association, Connecticut
                    Avenue Securities, Series 2017-C05, Class 1M2B,
                    4.69% (1 Month USD LIBOR + 220 bps), 1/25/30                                          1,618,073
 1,500,000(a)       Federal National Mortgage Association, Connecticut
                    Avenue Securities, Series 2017-C07, Class 1M2A,
                    4.89% (1 Month USD LIBOR + 240 bps), 5/25/30                                          1,537,235
 1,219,987(a)       Federal National Mortgage Association, Connecticut
                    Avenue Securities, Series 2018-C03, Class 1M1,
                    3.17% (1 Month USD LIBOR + 68 bps), 10/25/30                                          1,218,663
    25,010(a)       Federal National Mortgage Association REMICS, Series
                    1992-162, Class FB, 2.53% (7 Year U.S. Treasury
                    Yield Curve Rate T Note Constant Maturity -
                    5 bps), 9/25/22                                                                          24,927
    55,904(a)       Federal National Mortgage Association REMICS, Series
                    1994-40, Class FC, 2.99% (1 Month USD LIBOR +
                    50 bps), 3/25/24                                                                         56,445
    41,712          Federal National Mortgage Association REMICS, Series
                    1999-25, Class Z, 6.0%, 6/25/29                                                          45,542
    49,410(a)       Federal National Mortgage Association REMICS, Series
                    2001-72, Class FB, 3.39% (1 Month USD LIBOR +
                    90 bps), 12/25/31                                                                        50,525
    27,962(a)       Federal National Mortgage Association REMICS, Series
                    2001-81, Class FL, 3.131% (1 Month USD LIBOR +
                    65 bps), 1/18/32                                                                         28,272
   181,523(a)       Federal National Mortgage Association REMICS, Series
                    2002-75, Class FD, 3.481% (1 Month USD LIBOR +
                    100 bps), 11/18/32                                                                      186,553
   134,047(a)       Federal National Mortgage Association REMICS, Series
                    2002-77, Class WF, 2.881% (1 Month USD LIBOR +
                    40 bps), 12/18/32                                                                       134,502
    36,521(a)       Federal National Mortgage Association REMICS, Series
                    2002-93, Class FH, 2.99% (1 Month USD LIBOR +
                    50 bps), 1/25/33                                                                         36,784

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 35

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Collateralized Mortgage Obligations -- (continued)
    90,627(a)       Federal National Mortgage Association REMICS, Series
                    2003-8, Class FJ, 2.84% (1 Month USD LIBOR +
                    35 bps), 2/25/33                                                                   $     90,702
    44,937(a)       Federal National Mortgage Association REMICS, Series
                    2003-42, Class JF, 2.99% (1 Month USD LIBOR +
                    50 bps), 5/25/33                                                                         45,249
   200,433(a)       Federal National Mortgage Association REMICS, Series
                    2003-63, Class F1, 2.79% (1 Month USD LIBOR +
                    30 bps), 11/25/27                                                                       200,325
   158,183(a)       Federal National Mortgage Association REMICS, Series
                    2004-14, Class F, 2.89% (1 Month USD LIBOR +
                    40 bps), 3/25/34                                                                        158,557
    24,770(a)       Federal National Mortgage Association REMICS, Series
                    2004-25, Class FA, 2.89% (1 Month USD LIBOR +
                    40 bps), 4/25/34                                                                         24,828
    75,359(a)       Federal National Mortgage Association REMICS, Series
                    2004-28, Class PF, 2.89% (1 Month USD LIBOR +
                    40 bps), 3/25/34                                                                         75,533
    51,421(a)       Federal National Mortgage Association REMICS, Series
                    2004-52, Class FW, 2.89% (1 Month USD LIBOR +
                    40 bps), 7/25/34                                                                         51,571
   155,360(a)       Federal National Mortgage Association REMICS, Series
                    2005-69, Class AF, 2.79% (1 Month USD LIBOR +
                    30 bps), 8/25/35                                                                        154,899
    74,985(a)       Federal National Mortgage Association REMICS, Series
                    2005-83, Class KT, 2.79% (1 Month USD LIBOR +
                    30 bps), 10/25/35                                                                        74,774
    76,151(a)       Federal National Mortgage Association REMICS, Series
                    2005-83, Class LF, 2.8% (1 Month USD LIBOR +
                    31 bps), 2/25/35                                                                         76,140
    24,598(a)       Federal National Mortgage Association REMICS, Series
                    2005-120, Class UF, 2.84% (1 Month USD LIBOR +
                    35 bps), 3/25/35                                                                         24,626
    34,695(a)       Federal National Mortgage Association REMICS, Series
                    2006-33, Class FH, 2.84% (1 Month USD LIBOR +
                    35 bps), 5/25/36                                                                         34,671
    85,914(a)       Federal National Mortgage Association REMICS, Series
                    2006-42, Class CF, 2.94% (1 Month USD LIBOR +
                    45 bps), 6/25/36                                                                         86,230
   113,251(a)       Federal National Mortgage Association REMICS, Series
                    2006-49, Class PF, 2.74% (1 Month USD LIBOR +
                    25 bps), 4/25/36                                                                        112,172
    63,852(a)       Federal National Mortgage Association REMICS, Series
                    2006-81, Class FA, 2.84% (1 Month USD LIBOR +
                    35 bps), 9/25/36                                                                         63,862
    30,368(a)       Federal National Mortgage Association REMICS, Series
                    2006-82, Class F, 3.06% (1 Month USD LIBOR +
                    57 bps), 9/25/36                                                                         30,627

The accompanying notes are an integral part of these financial statements.

36 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Collateralized Mortgage Obligations -- (continued)
   143,318(a)       Federal National Mortgage Association REMICS, Series
                    2006-93, Class FN, 2.89% (1 Month USD LIBOR +
                    40 bps), 10/25/36                                                                  $    143,529
    39,580(a)       Federal National Mortgage Association REMICS, Series
                    2007-2, Class FT, 2.74% (1 Month USD LIBOR +
                    25 bps), 2/25/37                                                                         38,718
    77,460(a)       Federal National Mortgage Association REMICS, Series
                    2007-7, Class FJ, 2.69% (1 Month USD LIBOR +
                    20 bps), 2/25/37                                                                         76,975
    66,091(a)       Federal National Mortgage Association REMICS, Series
                    2007-9, Class FB, 2.84% (1 Month USD LIBOR +
                    35 bps), 3/25/37                                                                         66,045
    21,553(a)       Federal National Mortgage Association REMICS, Series
                    2007-13, Class FA, 2.74% (1 Month USD LIBOR +
                    25 bps), 3/25/37                                                                         21,443
    41,939(a)       Federal National Mortgage Association REMICS, Series
                    2007-14, Class F, 2.85% (1 Month USD LIBOR +
                    36 bps), 3/25/37                                                                         42,137
    49,740(a)       Federal National Mortgage Association REMICS, Series
                    2007-24, Class FD, 2.74% (1 Month USD LIBOR +
                    25 bps), 3/25/37                                                                         49,500
    47,911(a)       Federal National Mortgage Association REMICS, Series
                    2007-41, Class FA, 2.89% (1 Month USD LIBOR +
                    40 bps), 5/25/37                                                                         47,978
   105,570(a)       Federal National Mortgage Association REMICS, Series
                    2007-50, Class FN, 2.73% (1 Month USD LIBOR +
                    24 bps), 6/25/37                                                                        104,971
   112,506(a)       Federal National Mortgage Association REMICS, Series
                    2007-58, Class FV, 2.74% (1 Month USD LIBOR +
                    25 bps), 6/25/37                                                                        111,874
   122,262(a)       Federal National Mortgage Association REMICS, Series
                    2007-86, Class FC, 3.06% (1 Month USD LIBOR +
                    57 bps), 9/25/37                                                                        123,359
   131,070(a)       Federal National Mortgage Association REMICS, Series
                    2007-89, Class F, 3.07% (1 Month USD LIBOR +
                    58 bps), 9/25/37                                                                        132,231
    32,612(a)       Federal National Mortgage Association REMICS, Series
                    2007-92, Class OF, 3.06% (1 Month USD LIBOR +
                    57 bps), 9/25/37                                                                         32,914
    35,148(a)       Federal National Mortgage Association REMICS, Series
                    2007-110, Class FA, 3.11% (1 Month USD LIBOR +
                    62 bps), 12/25/37                                                                        35,521
     1,520(a)       Federal National Mortgage Association REMICS, Series
                    2008-47, Class PF, 2.99% (1 Month USD LIBOR +
                    50 bps), 6/25/38                                                                          1,520
    90,072(a)       Federal National Mortgage Association REMICS, Series
                    2008-53, Class FM, 3.39% (1 Month USD LIBOR +
                    90 bps), 7/25/38                                                                         92,101

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 37

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Collateralized Mortgage Obligations -- (continued)
    67,685(a)       Federal National Mortgage Association REMICS, Series
                    2008-88, Class FA, 3.71% (1 Month USD LIBOR +
                    122 bps), 10/25/38                                                                 $     69,207
   154,352(a)       Federal National Mortgage Association REMICS, Series
                    2009-103, Class FM, 3.19% (1 Month USD LIBOR +
                    70 bps), 11/25/39                                                                       156,330
    43,431          Federal National Mortgage Association REMICS, Series
                    2010-13, Class WD, 4.25%, 3/25/25                                                        43,470
    10,577          Federal National Mortgage Association REMICS, Series
                    2010-17, Class DE, 3.5%, 6/25/21                                                         10,524
    21,469(a)       Federal National Mortgage Association REMICS, Series
                    2010-43, Class FE, 3.04% (1 Month USD LIBOR +
                    55 bps), 9/25/39                                                                         21,569
    21,559          Federal National Mortgage Association REMICS, Series
                    2010-43, Class KG, 3.0%, 1/25/21                                                         21,525
    45,198          Federal National Mortgage Association REMICS, Series
                    2010-54, Class LC, 3.0%, 4/25/40                                                         45,284
    76,795          Federal National Mortgage Association REMICS, Series
                    2010-145, Class A, 3.5%, 8/25/25                                                         76,700
    91,572(a)       Federal National Mortgage Association REMICS, Series
                    2011-19, Class FM, 3.04% (1 Month USD LIBOR +
                    55 bps), 5/25/40                                                                         92,087
     2,920          Federal National Mortgage Association REMICS, Series
                    2011-23, Class AB, 2.75%, 6/25/20                                                         2,924
    26,444          Federal National Mortgage Association REMICS, Series
                    2011-67, Class EA, 4.0%, 7/25/21                                                         26,454
    71,728          Federal National Mortgage Association REMICS, Series
                    2012-58, Class LC, 3.5%, 10/25/39                                                        72,543
   237,982          Federal National Mortgage Association REMICS, Series
                    2012-67, Class HG, 1.5%, 4/25/27                                                        232,146
   402,229(a)       Federal National Mortgage Association Trust, Series
                    2005-W3, Class 2AF, 2.71% (1 Month USD LIBOR +
                    22 bps), 3/25/45                                                                        400,628
   113,500(c)       Federal National Mortgage Association Trust, Series
                    2005-W3, Class 3A, 4.14%, 4/25/45                                                       117,721
   119,836(c)       Federal National Mortgage Association Trust, Series
                    2005-W4, Class 3A, 4.245%, 6/25/45                                                      126,552
   286,833(a)       Federal National Mortgage Association Whole Loan,
                    Series 2007-W1, Class 1AF1, 2.75% (1 Month USD
                    LIBOR + 26 bps), 11/25/46                                                               282,553
   267,265(c)       FirstKey Mortgage Trust, Series 2014-1, Class A2,
                    3.0%, 11/25/44 (144A)                                                                   265,747
   227,600          Freddie Mac Multifamily Structured Pass Through
                    Certificates, Series KJ09, Class A1, 2.016%, 4/25/22                                    226,155
   472,665(a)       Freddie Mac Structured Agency Credit Risk Debt Notes,
                    Series 2016-DNA1, Class M2, 5.39% (1 Month USD
                    LIBOR + 290 bps), 7/25/28                                                               481,103

The accompanying notes are an integral part of these financial statements.

38 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Collateralized Mortgage Obligations -- (continued)
   336,595(a)       Freddie Mac Structured Agency Credit Risk Debt Notes,
                    Series 2017-HQA1, Class M1, 3.69% (1 Month USD
                    LIBOR + 120 bps), 8/25/29                                                          $    337,602
 2,275,000(a)       Freddie Mac Structured Agency Credit Risk Debt Notes,
                    Series 2017-HRP1, Class M2, 4.94% (1 Month USD
                    LIBOR + 245 bps), 12/25/42                                                            2,314,879
   655,253(a)       Freddie Mac Structured Agency Credit Risk Debt Notes,
                    Series 2017-HRP1, Class M2D, 3.74% (1 Month USD
                    LIBOR + 125 bps), 12/25/42                                                              645,372
   889,135(c)       Freddie Mac Structured Agency Credit Risk Debt Notes,
                    Series 2018-SPI1, Class M1, 3.745%,
                    2/25/48 (144A)                                                                          886,286
 1,618,146(c)       Freddie Mac Structured Agency Credit Risk Debt Notes,
                    Series 2018-SPI2, Class M1, 3.819%,
                    5/25/48 (144A)                                                                        1,614,222
   951,652(c)       Freddie Mac Structured Agency Credit Risk Debt Notes,
                    Series 2018-SPI3, Class M1, 4.167%,
                    8/25/48 (144A)                                                                          955,957
 2,872,145(c)       Freddie Mac Structured Agency Credit Risk Debt Notes,
                    Series 2018-SPI4, Class M1, 4.46%,
                    11/25/48 (144A)                                                                       2,874,896
 1,000,000(c)       FREMF Mortgage Trust, Series 2010-K6, Class B, 5.364%,
                    12/25/46 (144A)                                                                       1,017,361
   346,000(c)       FREMF Mortgage Trust, Series 2012-K17, Class B,
                    4.335%, 12/25/44 (144A)                                                                 357,149
 1,100,000(c)       FREMF Mortgage Trust, Series 2012-K711, Class B, 3.5%,
                    8/25/45 (144A)                                                                        1,099,968
 1,400,000(c)       FREMF Mortgage Trust, Series 2013-K712, Class B,
                    3.358%, 5/25/45 (144A)                                                                1,400,726
   650,000(c)       FREMF Mortgage Trust, Series 2014-K716, Class B,
                    3.949%, 8/25/47 (144A)                                                                  661,200
   297,042(a)       FREMF Mortgage Trust, Series 2014-KF04, Class B,
                    5.764% (1 Month USD LIBOR + 325 bps), 6/25/21 (144A)                                    298,713
   269,245(a)       FREMF Mortgage Trust, Series 2014-KF05, Class B,
                    6.514% (1 Month USD LIBOR + 400 bps), 9/25/22 (144A)                                    277,311
   626,245(a)       FREMF Mortgage Trust, Series 2014-KS02, Class B,
                    7.514% (1 Month USD LIBOR + 500 bps), 8/25/23 (144A)                                    642,233
 1,000,000(c)       GAHR Commercial Mortgage Trust, Series 2015-NRF,
                    Class FFX, 3.382%, 12/15/34 (144A)                                                      982,237
   198,261(a)       Global Mortgage Securitization, Ltd., Series 2005-A,
                    Class A2, 2.76% (1 Month USD LIBOR + 27 bps),
                    4/25/32 (144A)                                                                          192,849
    70,425(a)       Government National Mortgage Association, Series
                    2002-24, Class FA, 2.981% (1 Month USD LIBOR +
                    50 bps), 4/16/32                                                                         70,817
   310,980(a)       Government National Mortgage Association, Series
                    2002-24, Class FR, 3.031% (1 Month USD LIBOR +
                    55 bps), 4/16/32                                                                        312,938

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 39

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Collateralized Mortgage Obligations -- (continued)
   125,001(a)       Government National Mortgage Association, Series
                    2005-3, Class FC, 2.731% (1 Month USD LIBOR +
                    25 bps), 1/16/35                                                                   $    124,619
   120,085(a)       Government National Mortgage Association, Series
                    2005-16, Class FA, 2.735% (1 Month USD LIBOR +
                    25 bps), 2/20/35                                                                        119,270
    80,719(a)       Government National Mortgage Association, Series
                    2008-9, Class FA, 2.985% (1 Month USD LIBOR +
                    50 bps), 2/20/38                                                                         81,199
     5,514          Government National Mortgage Association, Series
                    2010-33, Class LN, 4.5%, 2/20/38                                                          5,510
   273,596          Government National Mortgage Association, Series
                    2010-67, Class MA, 4.0%, 5/16/25                                                        278,326
    76,094          Government National Mortgage Association, Series
                    2011-44, Class PG, 3.5%, 5/20/39                                                         76,157
   323,019          Government National Mortgage Association, Series
                    2011-150, Class M, 3.0%, 8/16/26                                                        324,415
   413,792          Government National Mortgage Association, Series
                    2012-17, Class KH, 3.0%, 7/20/39                                                        413,020
    85,321          Government National Mortgage Association, Series
                    2012-130, Class PA, 3.0%, 4/20/41                                                        84,992
   188,655(a)       Government National Mortgage Association, Series
                    2013-51, Class JF, 2.785% (1 Month USD LIBOR +
                    30 bps), 8/20/40                                                                        188,081
   213,528          Government National Mortgage Association, Series
                    2013-168, Class CE, 2.5%, 11/16/28                                                      211,521
 1,426,207          Government National Mortgage Association, Series
                    2014-28, Class A, 2.0%, 1/16/46                                                       1,394,522
   617,831          Government National Mortgage Association, Series
                    2014-51, Class CK, 2.5%, 7/16/26                                                        613,730
 1,394,434(a)       Government National Mortgage Association, Series
                    2017-4, Class FC, 2.859% (1 Month USD LIBOR +
                    35 bps), 1/20/47                                                                      1,397,692
   727,504          Government National Mortgage Association, Series
                    2018-20, Class A, 2.5%, 9/16/49                                                         714,413
 1,000,000(a)       Great Wolf Trust, Series 2017-WOLF, Class C, 3.959%
                    (1 Month USD LIBOR + 132 bps), 9/15/34 (144A)                                           999,357
   500,000(c)       GS Mortgage Securities Corp. Trust, Series 2016-RENT,
                    Class C, 4.067%, 2/10/29 (144A)                                                         502,698
 1,100,000(a)       GS Mortgage Securities Corp. Trust, Series 2017-500K,
                    Class B, 3.389% (1 Month USD LIBOR + 90 bps),
                    7/15/32 (144A)                                                                        1,093,272
   500,000(a)       GS Mortgage Securities Corp. Trust, Series 2017-STAY,
                    Class B, 3.589% (1 Month USD LIBOR + 110 bps),
                    7/15/32 (144A)                                                                          490,969
 1,200,000(a)       GS Mortgage Securities Corp. Trust, Series 2018-TWR,
                    Class A, 3.389% (1 Month USD LIBOR + 90 bps),
                    7/15/31 (144A)                                                                        1,198,861

The accompanying notes are an integral part of these financial statements.

40 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Collateralized Mortgage Obligations -- (continued)
 1,500,000(c)       GS Mortgage Securities RE-Remic Trust, Series
                    2015-FRR1, Class K3A, 3.225%, 6/27/41                                              $  1,493,443
   500,000(a)       GS Mortgage Securities Trust, Series 2018-HART,
                    Class C, 4.189% (1 Month USD LIBOR + 170 bps),
                    10/15/31 (144A)                                                                         501,639
 2,443,608          GS Mortgage-Backed Securities Trust, Series 2018-RPL1,
                    Class A1A, 3.75%, 10/25/57 (144A)                                                     2,454,892
 2,170,000(a)       Home Re, Ltd., Series 2018-1, Class M1, 4.09% (1 Month
                    USD LIBOR + 160 bps), 10/25/28 (144A)                                                 2,172,322
   277,545(a)       HomeBanc Mortgage Trust, Series 2004-2, Class A1,
                    3.23% (1 Month USD LIBOR + 74 bps), 12/25/34                                            275,507
   590,279(a)       HomeBanc Mortgage Trust, Series 2005-3, Class A1,
                    2.73% (1 Month USD LIBOR + 24 bps), 7/25/35                                             583,711
   620,630(a)       Homestar Mortgage Acceptance Corp., Series 2004-1,
                    Class A1, 3.13% (1 Month USD LIBOR + 64 bps),
                    3/25/34                                                                                 610,465
 2,436,309(c)       Homeward Opportunities Fund I Trust, Series 2018-2,
                    Class A1, 3.985%, 11/25/58 (144A)                                                     2,454,076
   700,000(a)       Hospitality Mortgage Trust, Series 2017-HIT, Class E,
                    6.063% (1 Month USD LIBOR + 355 bps), 5/8/30
                    (144A)                                                                                  698,829
 1,000,000(a)       IMT Trust, Series 2017-APTS, Class BFL, 3.439%
                    (1 Month USD LIBOR + 95 bps), 6/15/34 (144A)                                            996,537
 1,000,000(a)       IMT Trust, Series 2017-APTS, Class DFL, 4.039%
                    (1 Month USD LIBOR + 155 bps), 6/15/34 (144A)                                           994,708
    33,330(c)       IndyMac INDX Mortgage Loan Trust, Series 2004-AR6,
                    Class 6A1, 4.653%, 10/25/34                                                              32,207
    20,278(a)       JP Morgan Chase Commercial Mortgage Securities Trust,
                    Series 2006-LDP9, Class A3SF, 2.644% (1 Month
                    USD LIBOR + 16 bps), 5/15/47                                                             20,343
   375,000(a)       JP Morgan Chase Commercial Mortgage Securities Trust,
                    Series 2017-FL11, Class B, 3.589% (1 Month USD
                    LIBOR + 110 bps), 10/15/32 (144A)                                                       374,999
   750,000(a)       JP Morgan Chase Commercial Mortgage Securities Trust,
                    Series 2018-PHH, Class B, 3.649% (1 Month USD
                    LIBOR + 116 bps), 6/15/35 (144A)                                                        747,170
   105,764(a)       JP Morgan Madison Avenue Securities Trust, Series
                    2015-CH1, Class M1, 4.49% (1 Month USD LIBOR +
                    200 bps), 10/25/25 (144A)                                                               106,199
   781,736(a)       JP Morgan Mortgage Trust, Series 2018-7FRB, Class A2,
                    3.26% (1 Month USD LIBOR + 75 bps), 4/25/46 (144A)                                      780,439
   470,273(a)       JP Morgan Seasoned Mortgage Trust, Series 2014-1,
                    Class AM, 2.99% (1 Month USD LIBOR + 50 bps),
                    5/25/33 (144A)                                                                          465,821
 1,119,197(c)       JP Morgan Seasoned Mortgage Trust, Series 2014-1,
                    Class B1, 3.097%, 5/25/33 (144A)                                                      1,108,974

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 41

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Collateralized Mortgage Obligations -- (continued)
   491,261(a)       La Hipotecaria Panamanian Mortgage Trust, Series
                    2007-1GA, Class A, 4.25% (Panamanian Mortgage
                    Reference Rate - 125 bps), 12/23/36 (144A)                                         $    486,348
   542,488(a)       LSTAR Securities Investment, Ltd., Series 2017-6, Class A,
                    4.259% (1 Month USD LIBOR + 175 bps), 9/1/22 (144A)                                     542,658
   321,291(a)       LSTAR Securities Investment, Ltd., Series 2017-7, Class A,
                    4.259% (1 Month USD LIBOR + 175 bps), 10/1/22 (144A)                                    321,572
   255,804(a)       Merrill Lynch Mortgage Investors Trust, Series 2003-A,
                    Class 1A, 3.23% (1 Month USD LIBOR + 74 bps), 3/25/28                                   245,255
   101,538(a)       Merrill Lynch Mortgage Investors Trust, Series 2003-G,
                    Class A1, 3.13% (1 Month USD LIBOR + 64 bps), 1/25/29                                    98,562
    29,627(c)       Merrill Lynch Mortgage Investors Trust, Series 2003-G,
                    Class A3, 3.908%, 1/25/29                                                                29,658
   171,013(a)       Merrill Lynch Mortgage Investors Trust, Series 2003-H,
                    Class A1, 3.13% (1 Month USD LIBOR + 64 bps), 1/25/29                                   168,956
    50,313(a)       Merrill Lynch Mortgage Investors Trust, Series 2004-G,
                    Class A2, 3.508% (6 Month USD LIBOR + 60 bps), 1/25/30                                   49,321
   403,663(c)       Morgan Stanley Capital I Trust, Series 2007-T25,
                    Class AJ, 5.574%, 11/12/49                                                              408,102
   500,000(a)       Morgan Stanley Capital I Trust, Series 2017-CLS,
                    Class C, 3.489% (1 Month USD LIBOR + 100 bps),
                    11/15/34 (144A)                                                                         492,808
 1,000,000(a)       Morgan Stanley Capital I Trust, Series 2018-BOP,
                    Class C, 3.989% (1 Month USD LIBOR + 150 bps),
                    8/15/33 (144A)                                                                          994,999
    65,983(a)       Morgan Stanley Mortgage Loan Trust, Series 2005-6AR,
                    Class 1A1, 2.77% (1 Month USD LIBOR + 28 bps),
                    11/25/35                                                                                 66,084
   333,034(a)       MortgageIT Trust, Series 2004-1, Class A1, 3.27%
                    (1 Month USD LIBOR + 78 bps), 11/25/34                                                  325,355
 1,295,597(a)       Motel 6 Trust, Series 2017-MTL6, Class C, 3.889%
                    (1 Month USD LIBOR + 140 bps), 8/15/34 (144A)                                         1,292,343
   132,403(a)       NCUA Guaranteed Notes Trust, Series 2011-C1, Class 2A,
                    3.043% (1 Month USD LIBOR + 53 bps), 3/9/21                                             132,249
 1,424,110(a)       New Residential Mortgage Loan Trust, Series 2018-4A,
                    Class A1S, 3.24% (1 Month USD LIBOR + 75 bps),
                    1/25/48 (144A)                                                                        1,412,242
 2,371,813(c)       New Residential Mortgage Loan Trust, Series 2018-5A,
                    Class A1, 4.75%, 12/25/57 (144A)                                                      2,445,929
 1,000,000(c)       New Residential Mortgage Loan Trust, Series 2018-NQM1,
                    Class M1, 4.621%, 11/25/48 (144A)                                                       990,641
   439,657(c)       Oaks Mortgage Trust, Series 2015-1, Class A9, 3.0%,
                    4/25/46 (144A)                                                                          437,254
   111,231(a)       Oaktown Re, Ltd., Series 2017-1A, Class M1, 4.74%
                    (1 Month USD LIBOR + 225 bps), 4/25/27 (144A)                                           111,426
 2,100,000(a)       Oaktown Re II, Ltd., Series 2018-1A, Class M1, 4.04%
                    (1 Month USD LIBOR + 155 bps), 7/25/28 (144A)                                         2,094,525

The accompanying notes are an integral part of these financial statements.

42 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Collateralized Mortgage Obligations -- (continued)
   384,737(a)       Opteum Mortgage Acceptance Corp. Asset Backed
                    Pass-Through Certificates, Series 2005-4, Class 1A2,
                    2.88% (1 Month USD LIBOR + 39 bps), 11/25/35                                       $    379,380
   123,126(a)       Pepper Residential Securities Trust No. 18, Series
                    18A, Class A1UA, 3.454% (1 Month USD LIBOR +
                    95 bps), 3/12/47 (144A)                                                                 123,043
 2,280,000(a)       Radnor Re, Ltd., Series 2018-1, Class M1, 3.89%
                    (1 Month USD LIBOR + 140 bps), 3/25/28 (144A)                                         2,275,663
 1,030,000(a)       Radnor Re, Ltd., Series 2019-1, Class M1B, 4.459%
                    (1 Month USD LIBOR + 195 bps), 2/25/29 (144A)                                         1,030,000
   191,561(a)       RAIT Trust, Series 2017-FL7, Class A, 3.439% (1 Month
                    USD LIBOR + 95 bps), 6/15/37 (144A)                                                     189,393
     1,194(a)       RALI Trust, Series 2002-QS16, Class A2, 3.04% (1 Month
                    USD LIBOR + 55 bps), 10/25/17                                                             1,206
       234          RALI Trust, Series 2003-QS14, Class A1, 5.0%, 7/25/18                                       231
   562,341(a)       RESI Finance LP, Series 2003-CB1, Class B3, 3.967%
                    (1 Month USD LIBOR + 145 bps), 6/10/35 (144A)                                           492,402
   145,886(a)       Resimac Premier, Series 2014-1A, Class A1, 3.476%
                    (3 Month USD LIBOR + 70 bps), 12/12/45 (144A)                                           145,574
   207,914(a)       Resimac Premier, Series 2017-1A, Class A1A, 3.467%
                    (1 Month USD LIBOR + 95 bps), 9/11/48 (144A)                                            207,247
   130,317(a)       Resource Capital Corp., Ltd., Series 2017-CRE5,
                    Class A, 3.289% (1 Month USD LIBOR + 80 bps),
                    7/15/34 (144A)                                                                          129,274
    81,264(c)       Sequoia Mortgage Trust, Series 2013-8, Class A1, 3.0%,
                    6/25/43                                                                                  78,712
   899,076(c)       Sequoia Mortgage Trust, Series 2015-1, Class A6, 2.5%,
                    1/25/45 (144A)                                                                          875,565
 1,388,239(a)       STACR Trust, Series 2018-HRP1, Class M2, 4.14%
                    (1 Month USD LIBOR + 165 bps), 4/25/43 (144A)                                         1,398,898
   360,000(a)       STACR Trust, Series 2018-HRP2, Class M2, 3.74%
                    (1 Month USD LIBOR + 125 bps), 2/25/47 (144A)                                           361,771
 2,185,000(a)       STACR Trust, Series 2018-HRP2, Class M3, 4.89%
                    (1 Month USD LIBOR + 240 bps), 2/25/47 (144A)                                         2,237,845
 2,826,251(c)       Starwood Mortgage Residential Trust, Series 2018-IMC2,
                    Class A1, 4.121%, 10/25/48 (144A)                                                     2,852,880
   977,193(a)       Stonemont Portfolio Trust, Series 2017-MONT, Class B,
                    3.585% (1 Month USD LIBOR + 110 bps), 8/20/30 (144A)                                    974,119
    52,225(a)       Structured Asset Mortgage Investments II Trust, Series
                    2005-F1, Class FA, 3.01% (1 Month USD LIBOR +
                    50 bps), 8/26/35                                                                         52,077
   418,901(c)       Sutherland Commercial Mortgage Loans, Series
                    2017-SBC6, Class A, 3.192%, 5/25/37 (144A)                                              415,572
   451,984(c)       Sutherland Commercial Mortgage Loans, Series
                    2018-SBC7, Class A, 4.72%, 5/25/39 (144A)                                               455,094
   421,114(a)       Tharaldson Hotel Portfolio Trust, Series 2018-THL,
                    Class C, 3.862% (1 Month USD LIBOR + 135 bps),
                    11/11/34 (144A)                                                                         420,579

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 43

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Collateralized Mortgage Obligations -- (continued)
 1,000,000(a)       VMC Finance LLC, Series 2018-FL2, Class A, 3.409%
                    (1 Month USD LIBOR + 92 bps), 10/15/35 (144A)                                      $    997,827
 1,000,000(a)       VMC Finance LLC, Series 2018-FL2, Class B, 3.839%
                    (1 Month USD LIBOR + 135 bps), 10/15/35 (144A)                                          994,274
   895,087(c)       WaMu Commercial Mortgage Securities Trust, Series
                    2006-SL1, Class C, 3.492%, 11/23/43 (144A)                                              899,288
 1,400,000(a)       Wells Fargo Commercial Mortgage Trust, Series
                    2017-SMP, Class C, 3.689% (1 Month USD LIBOR +
                    120 bps), 12/15/34 (144A)                                                             1,399,351
   696,428(c)       WinWater Mortgage Loan Trust, Series 2015-2, Class A5,
                    3.0%, 2/20/45 (144A)                                                                    694,584
-------------------------------------------------------------------------------------------------------------------
                    TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                    (Cost $154,362,804)                                                                $153,944,354
-------------------------------------------------------------------------------------------------------------------
                    CORPORATE BONDS -- 22.8% of Net Assets
                    Aerospace & Defense -- 0.7%
   680,000          Boeing Co., 2.8%, 3/1/23                                                           $    680,704
 1,130,000          Rockwell Collins, Inc., 3.1%, 11/15/21                                                1,119,956
   465,000          United Technologies Corp., 3.35%, 8/16/21                                               468,910
   570,000          United Technologies Corp., 3.65%, 8/16/23                                               577,006
                                                                                                       ------------
                    Total Aerospace & Defense                                                          $  2,846,576
-------------------------------------------------------------------------------------------------------------------
                    Auto Manufacturers -- 0.8%
   460,000          American Honda Finance Corp., 2.6%, 11/16/22                                      $     451,644
   470,000          American Honda Finance Corp., 3.0%, 6/16/20                                             471,041
   585,000          American Honda Finance Corp., 3.55%, 1/12/24                                            594,682
   700,000          BMW US Capital LLC, 3.25%, 8/14/20 (144A)                                               703,341
   565,000          Daimler Finance North America LLC, 2.3%, 1/6/20 (144A)                                  561,462
   500,000          PACCAR Financial Corp., 3.1%, 5/10/21                                                   500,231
   450,000          Toyota Motor Credit Corp., 3.05%, 1/8/21                                                451,880
                                                                                                       ------------
                    Total Auto Manufacturers                                                           $  3,734,281
-------------------------------------------------------------------------------------------------------------------
                    Banks -- 8.3%
   485,000          Bank of America Corp., 5.625%, 7/1/20                                              $    501,768
 1,465,000          Bank of America Corp., 5.7%, 1/24/22                                                  1,572,704
   255,000(a)       Bank of Montreal, 3.228% (3 Month USD LIBOR + 44 bps),
                    6/15/20                                                                                 255,734
   525,000          Bank of Montreal, 3.3%, 2/5/24                                                          523,557
 1,185,000          Bank of New York Mellon Corp., 2.45%, 11/27/20                                        1,178,140
   470,000          Bank of Nova Scotia, 2.45%, 3/22/21                                                     466,076
   675,000          Bank of Nova Scotia, 3.4%, 2/11/24                                                      675,522
   450,000          Banque Federative du Credit Mutuel SA, 2.2%, 7/20/20
                    (144A)                                                                                  444,471
   675,000          Banque Federative du Credit Mutuel SA, 3.75%, 7/20/23
                    (144A)                                                                                  682,545
   660,000(c)       Barclays Plc, 4.61% (3 Month USD LIBOR + 140 bps),
                    2/15/23                                                                                 665,867

The accompanying notes are an integral part of these financial statements.

44 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Banks -- (continued)
 1,150,000          BB&T Corp., 3.75%, 12/6/23                                                         $  1,180,687
   762,000          BPCE SA, 2.65%, 2/3/21                                                                  754,417
   485,000          BPCE SA, 3.0%, 5/22/22 (144A)                                                           474,701
   715,000          Canadian Imperial Bank of Commerce, 2.7%, 2/2/21                                        712,691
   475,000          Citibank NA, 3.4%, 7/23/21                                                              478,970
   565,000          Citigroup, Inc., 2.9%, 12/8/21                                                          562,028
   570,000          Citizens Bank NA, 2.2%, 5/26/20                                                         564,020
   560,000          Citizens Bank NA, 2.25%, 3/2/20                                                         555,790
   328,000          Cooperatieve Rabobank UA, 3.125%, 4/26/21                                               328,836
   470,000          Cooperatieve Rabobank UA, 4.5%, 1/11/21                                                 483,433
   885,000          Credit Suisse AG, 4.375%, 8/5/20                                                        901,922
   680,000          Credit Suisse Group Funding Guernsey, Ltd., 2.75%,
                    3/26/20                                                                                 677,738
   475,000          Credit Suisse Group Funding Guernsey, Ltd., 3.125%,
                    12/10/20                                                                                474,174
   585,000          DNB Bank ASA, 2.125%, 10/2/20 (144A)                                                    576,911
   795,000(a)       DNB Bank ASA, 3.167% (3 Month USD LIBOR + 37 bps),
                    10/2/20 (144A)                                                                          795,466
   660,000          Fifth Third Bancorp, 3.5%, 3/15/22                                                      664,892
   675,000          Fifth Third Bancorp, 3.65%, 1/25/24                                                     683,004
 1,575,000          Goldman Sachs Group, Inc., 3.625%, 2/20/24                                            1,576,422
   500,000          Huntington National Bank, 3.25%, 5/14/21                                                501,846
   440,000          ING Groep NV, 3.15%, 3/29/22                                                            437,182
   900,000          JPMorgan Chase & Co., 4.4%, 7/22/20                                                     917,429
   510,000          KeyBank NA, 2.25%, 3/16/20                                                              506,787
   350,000          KeyCorp, 5.1%, 3/24/21                                                                  364,073
   735,000          Lloyds Bank Plc, 3.3%, 5/7/21                                                           735,390
   460,000          Lloyds Banking Group Plc, 3.0%, 1/11/22                                                 453,087
   445,000          Manufacturers & Traders Trust Co., 2.625%, 1/25/21                                      441,908
   465,000          Mitsubishi UFJ Financial Group, Inc., 2.95%, 3/1/21                                     462,936
   710,000          Mitsubishi UFJ Financial Group, Inc., 3.535%, 7/26/21                                   714,671
   905,000          Mizuho Financial Group, Inc., 2.953%, 2/28/22                                           895,857
   440,000          Morgan Stanley, 5.75%, 1/25/21                                                          461,110
   575,000          Nordea Bank Abp, 2.125%, 5/29/20 (144A)                                                 568,745
 1,750,000          PNC Bank NA, 3.5%, 6/8/23                                                             1,772,552
   560,000          Royal Bank of Canada, 2.125%, 3/2/20                                                    556,165
   590,000          Royal Bank of Canada, 2.15%, 10/26/20                                                   583,059
   525,000          State Street Corp., 2.55%, 8/18/20                                                      522,780
   450,000(c)       State Street Corp., 2.653% (3 Month USD LIBOR +
                    64 bps), 5/15/23                                                                        443,613
   550,000(a)       State Street Corp., 3.583% (3 Month USD LIBOR +
                    90 bps), 8/18/20                                                                        555,324
   975,000          Sumitomo Mitsui Banking Corp., 3.95%, 1/12/22 (144A)                                    993,847
   465,000          Sumitomo Mitsui Financial Group, Inc., 2.058%, 7/14/21                                  453,580

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 45

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Banks -- (continued)
   560,000          SunTrust Bank, 2.25%, 1/31/20                                                      $    556,629
   735,000          Svenska Handelsbanken AB, 3.9%, 11/20/23                                                756,274
   440,000          Toronto-Dominion Bank, 3.25%, 6/11/21                                                   442,700
   480,000          UBS AG, 2.45%, 12/1/20 (144A)                                                           474,864
   900,000          UBS Group Funding Switzerland AG, 2.95%, 9/24/20 (144A)                                 897,691
   990,000          US Bancorp, 3.375%, 2/5/24                                                              999,012
   500,000          US Bank NA, 3.15%, 4/26/21                                                              502,433
                                                                                                       ------------
                    Total Banks                                                                        $ 37,384,030
-------------------------------------------------------------------------------------------------------------------
                    Beverages -- 0.1%
   500,000          Constellation Brands, Inc., 2.25%, 11/6/20                                         $    491,976
                                                                                                       ------------
                    Total Beverages                                                                    $    491,976
-------------------------------------------------------------------------------------------------------------------
                    Biotechnology -- 0.3%
   430,000          Amgen, Inc., 3.875%, 11/15/21                                                      $    437,783
   945,000          Biogen, Inc., 2.9%, 9/15/20                                                             944,780
                                                                                                       ------------
                    Total Biotechnology                                                                $  1,382,563
-------------------------------------------------------------------------------------------------------------------
                    Chemicals -- 0.2%
   660,000          DowDuPont, Inc., 3.766%, 11/15/20                                                  $    667,887
   570,000          EI du Pont de Nemours & Co., 2.2%, 5/1/20                                               566,305
                                                                                                       ------------
                    Total Chemicals                                                                    $  1,234,192
-------------------------------------------------------------------------------------------------------------------
                    Commercial Services -- 0.2%
   445,000          Moody's Corp., 2.75%, 12/15/21                                                     $    439,229
   480,000          Moody's Corp., 3.25%, 6/7/21                                                            479,915
                                                                                                       ------------
                    Total Commercial Services                                                          $    919,144
-------------------------------------------------------------------------------------------------------------------
                    Computers -- 0.3%
 1,180,000          Apple, Inc., 2.25%, 2/23/21                                                        $  1,170,195
                                                                                                       ------------
                    Total Computers                                                                    $  1,170,195
-------------------------------------------------------------------------------------------------------------------
                    Diversified Financial Services -- 1.5%
   890,000          AIG Global Funding, 2.15%, 7/2/20 (144A)                                           $    879,637
   575,000          AIG Global Funding, 2.7%, 12/15/21 (144A)                                               561,403
   590,000          American Express Co., 3.7%, 8/3/23                                                      601,159
   465,000          American Express Credit Corp., 2.7%, 3/3/22                                             462,335
   590,000          Capital One Financial Corp., 2.4%, 10/30/20                                             582,935
   730,000          Charles Schwab Corp., 3.25%, 5/21/21                                                    737,611
 1,300,000          Federation des Caisses Desjardins du Quebec, 2.25%,
                    10/30/20 (144A)                                                                       1,284,654
 1,000,000          GTP Acquisition Partners I LLC, 2.35%, 6/15/20 (144A)                                   986,567
   515,000          TD Ameritrade Holding Corp., 5.6%, 12/1/19                                              524,924
   455,000          Visa, Inc., 2.8%, 12/14/22                                                              454,966
                                                                                                       ------------
                    Total Diversified Financial Services                                               $  7,076,191
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Electric -- 1.7%
 1,030,000          American Electric Power Co., Inc., 2.15%, 11/13/20                                 $  1,015,720
   450,000          CenterPoint Energy, Inc., 3.6%, 11/1/21                                                 453,280
   675,000          Consolidated Edison, Inc., 2.0%, 5/15/21                                                659,614
   285,000          Dominion Energy, Inc., 2.579%, 7/1/20                                                   282,038
   440,000          Duke Energy Carolinas LLC, 3.35%, 5/15/22                                               449,224
   210,000          Duke Energy Corp., 3.05%, 8/15/22                                                       208,958
 1,520,000          Georgia Power Co., 2.0%, 3/30/20                                                      1,503,755
   875,000          LG&E & KU Energy LLC, 4.375%, 10/1/21                                                   890,030
   700,000          NextEra Energy Capital Holdings, Inc., 3.342%, 9/1/20                                   703,236
   376,000          PNM Resources, Inc., 3.25%, 3/9/21                                                      374,442
   540,000          Sempra Energy, 2.4%, 2/1/20                                                             536,328
   485,000          WEC Energy Group, Inc., 3.375%, 6/15/21                                                 487,562
   440,000          Wisconsin Public Service Corp., 3.35%, 11/21/21                                         444,316
                                                                                                       ------------
                    Total Electric                                                                     $  8,008,503
-------------------------------------------------------------------------------------------------------------------
                    Electronics -- 0.6%
   560,000          Amphenol Corp., 2.2%, 4/1/20                                                       $    556,891
   765,000          Amphenol Corp., 3.125%, 9/15/21                                                         763,908
   645,000          Flex, Ltd., 5.0%, 2/15/23                                                               660,681
   875,000          Keysight Technologies, Inc., 4.55%, 10/30/24                                            896,152
                                                                                                       ------------
                    Total Electronics                                                                  $  2,877,632
-------------------------------------------------------------------------------------------------------------------
                    Food -- 0.5%
   670,000          Conagra Brands, Inc., 3.8%, 10/22/21                                               $    675,772
   587,000          Conagra Brands, Inc., 4.3%, 5/1/24                                                      595,266
 1,075,000          Smithfield Foods, Inc., 2.7%, 1/31/20 (144A)                                          1,065,931
                                                                                                       ------------
                    Total Food                                                                         $  2,336,969
-------------------------------------------------------------------------------------------------------------------
                    Hand & Machine Tools -- 0.1%
   660,000          Stanley Black & Decker, Inc., 2.9%, 11/1/22                                        $    651,075
                                                                                                       ------------
                    Total Hand & Machine Tools                                                         $    651,075
-------------------------------------------------------------------------------------------------------------------
                    Healthcare-Products -- 0.4%
   333,000(a)       Becton Dickinson & Co., 3.678% (3 Month USD LIBOR +
                    88 bps), 12/29/20                                                                  $    331,870
 1,270,000(a)       Medtronic, Inc., 3.588% (3 Month USD LIBOR + 80 bps),
                    3/15/20                                                                               1,278,213
                                                                                                       ------------
                    Total Healthcare-Products                                                          $  1,610,083
-------------------------------------------------------------------------------------------------------------------
                    Healthcare-Services -- 0.3%
 1,180,000          UnitedHealth Group, Inc., 3.5%, 6/15/23                                            $  1,203,354
                                                                                                       ------------
                    Total Healthcare-Services                                                          $  1,203,354
-------------------------------------------------------------------------------------------------------------------
                    Insurance -- 1.5%
         3(a)       Ambac LSNI LLC, 7.803% (3 Month USD LIBOR + 500 bps),
                    2/12/23 (144A)                                                                     $          3

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 47

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Insurance -- (continued)
   450,000          Liberty Mutual Group, Inc., 4.25%, 6/15/23 (144A)                                  $    457,515
   980,000          Liberty Mutual Group, Inc., 5.0%, 6/1/21 (144A)                                       1,009,738
 1,035,000          Metropolitan Life Global Funding I, 3.375%, 1/11/22
                    (144A)                                                                                1,041,149
   565,000          New York Life Global Funding, 1.7%, 9/14/21 (144A)                                      547,114
 1,035,000          New York Life Global Funding, 2.95%, 1/28/21 (144A)                                   1,035,962
   700,000          Pricoa Global Funding I, 2.2%, 6/3/21 (144A)                                            685,299
   565,000          Principal Life Global Funding II, 2.15%, 1/10/20
                    (144A)                                                                                  561,628
   485,000          Principal Life Global Funding II, 2.625%, 11/19/20
                    (144A)                                                                                  481,974
   600,000          Protective Life Global Funding, 2.161%, 9/25/20 (144A)                                  591,051
   565,000          Prudential Financial, Inc., 5.375%, 6/21/20                                             582,772
                                                                                                       ------------
                    Total Insurance                                                                    $  6,994,205
-------------------------------------------------------------------------------------------------------------------
                    Internet -- 0.3%
   675,000          Booking Holdings, Inc., 2.75%, 3/15/23                                             $    659,013
   655,000          Expedia Group, Inc., 4.5%, 8/15/24                                                      668,347
                                                                                                       ------------
                    Total Internet                                                                     $  1,327,360
-------------------------------------------------------------------------------------------------------------------
                    Machinery-Constructions & Mining -- 0.4%
   510,000          Caterpillar Financial Services Corp., 2.25%, 12/1/19                               $    508,283
   520,000          Caterpillar Financial Services Corp., 2.9%, 3/15/21                                     519,950
   500,000          Caterpillar Financial Services Corp., 2.95%, 5/15/20                                    500,646
                                                                                                       ------------
                    Total Machinery-Constructions & Mining                                             $  1,528,879
-------------------------------------------------------------------------------------------------------------------
                    Machinery-Diversified -- 0.1%
   450,000          John Deere Capital Corp., 3.2%, 1/10/22                                            $    454,784
                                                                                                       ------------
                    Total Machinery-Diversified                                                        $    454,784
-------------------------------------------------------------------------------------------------------------------
                    Media -- 0.2%
   225,000          Comcast Corp., 3.3%, 10/1/20                                                       $    226,511
   300,000          Comcast Corp., 5.15%, 3/1/20                                                            306,648
                                                                                                       ------------
                    Total Media                                                                        $    533,159
-------------------------------------------------------------------------------------------------------------------
                    Miscellaneous Manufacturers -- 0.1%
   525,000          Ingersoll-Rand Global Holding Co., Ltd., 2.9%, 2/21/21                             $    521,375
                                                                                                       ------------
                    Total Miscellaneous Manufacturers                                                  $    521,375
-------------------------------------------------------------------------------------------------------------------
                    Oil & Gas -- 0.7%
   925,000          BP Capital Markets America, Inc., 3.79%, 2/6/24                                    $    949,492
   760,000          Chevron Corp., 2.411%, 3/3/22                                                           753,642
   705,000          EQT Corp., 3.0%, 10/1/22                                                                679,432
   525,000(a)       Phillips 66, 3.246% (3 Month USD LIBOR + 60 bps),
                    2/26/21                                                                                 524,436
                                                                                                       ------------
                    Total Oil & Gas                                                                    $  2,907,002
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals -- 1.2%
 1,160,000          AbbVie, Inc., 2.5%, 5/14/20                                                        $  1,152,396
   955,000          Bayer US Finance II LLC, 3.5%, 6/25/21 (144A)                                           953,762
   515,000          CVS Health Corp., 3.125%, 3/9/20                                                        515,845
   690,000          CVS Health Corp., 3.35%, 3/9/21                                                         691,960
   550,000          Johnson & Johnson, 2.95%, 9/1/20                                                        552,438
   460,000          Perrigo Finance Unlimited Co., 3.5%, 12/15/21                                           442,517
   350,000          Takeda Pharmaceutical Co., Ltd., 4.0%, 11/26/21 (144A)                                  355,774
   665,000          Zoetis, Inc., 3.25%, 8/20/21                                                            664,439
                                                                                                       ------------
                    Total Pharmaceuticals                                                              $  5,329,131
-------------------------------------------------------------------------------------------------------------------
                    Pipelines -- 0.3%
   450,000          Kinder Morgan Energy Partners LP, 5.0%, 10/1/21                                    $    467,253
   805,000          Kinder Morgan Energy Partners LP, 6.5%, 4/1/20                                          833,126
                                                                                                       ------------
                    Total Pipelines                                                                    $  1,300,379
-------------------------------------------------------------------------------------------------------------------
                    REITS -- 0.8%
   575,000          Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20                              $    572,543
   445,000          Alexandria Real Estate Equities, Inc., 3.9%, 6/15/23                                    450,606
   915,000          Boston Properties LP, 3.125%, 9/1/23                                                    903,346
   655,000          Duke Realty LP, 3.875%, 2/15/21                                                         662,637
 1,233,000          UDR, Inc., 3.7%, 10/1/20                                                              1,241,327
                                                                                                       ------------
                    Total REITS                                                                        $  3,830,459
-------------------------------------------------------------------------------------------------------------------
                    Retail -- 0.5%
 1,192,000          Alimentation Couche-Tard, Inc., 2.35%, 12/13/19 (144A)                             $  1,185,699
   460,000          Walmart, Inc., 2.35%, 12/15/22                                                          453,204
   470,000          Walmart, Inc., 3.125%, 6/23/21                                                          474,658
                                                                                                       ------------
                    Total Retail                                                                       $  2,113,561
-------------------------------------------------------------------------------------------------------------------
                    Software -- 0.0%+
   115,000          Fiserv, Inc., 3.8%, 10/1/23                                                        $    115,561
                                                                                                       ------------
                    Total Software                                                                     $    115,561
-------------------------------------------------------------------------------------------------------------------
                    Telecommunications -- 0.4%
   595,000          AT&T, Inc., 2.45%, 6/30/20                                                         $    590,807
   440,000          AT&T, Inc., 3.8%, 3/15/22                                                               446,939
   570,000(a)       Deutsche Telekom International Finance BV, 3.353% (3
                    Month USD LIBOR + 58 bps), 1/17/20 (144A)                                               571,517
                                                                                                       ------------
                    Total Telecommunications                                                           $  1,609,263
-------------------------------------------------------------------------------------------------------------------
                    Transportation -- 0.1%
   485,000          Union Pacific Corp., 3.2%, 6/8/21                                                  $    488,158
                                                                                                       ------------
                    Total Transportation                                                               $    488,158
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 49

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Trucking & Leasing -- 0.2%
   895,000          Penske Truck Leasing Co. LP/PTL Finance Corp., 3.375%,
                    2/1/22 (144A)                                                                      $    887,864
                                                                                                       ------------
                    Total Trucking & Leasing                                                           $    887,864
-------------------------------------------------------------------------------------------------------------------
                    TOTAL CORPORATE BONDS
                    (Cost $103,247,598)                                                                $102,867,904
--------------------------------------------------------------------------------------------------------------------
                    INSURANCE-LINKED SECURITIES --
                    4.3% of Net Assets(e)
                    Catastrophe Linked Bonds -- 3.0%
                    Earthquakes -- California -- 0.2%
   650,000(a)       Ursa Re, 3.5% (ZERO + 350 bps), 5/27/20 (144A)                                     $    644,150
   250,000(a)       Ursa Re, 4.0% (3 Month USD LIBOR + 400 bps), 12/10/20
                    (144A)                                                                                  247,500
                                                                                                       ------------
                                                                                                       $    891,650
-------------------------------------------------------------------------------------------------------------------
                    Earthquakes -- Japan -- 0.1%
   550,000(a)       Nakama Re, 4.429% (6 Month USD LIBOR + 220 bps),
                    10/13/21 (144A)                                                                    $    547,635
-------------------------------------------------------------------------------------------------------------------
                    Earthquakes -- U.S. -- 0.2%
   750,000(a)       Kilimanjaro Re, 6.185% (3 Month U.S. Treasury Bill +
                    375 bps), 11/25/19 (144A)                                                          $    747,075
-------------------------------------------------------------------------------------------------------------------
                    Health -- U.S. -- 0.1%
   400,000(a)       Vitality Re VII, 4.588% (3 Month U.S. Treasury Bill +
                    215 bps), 1/7/20 (144A)                                                            $    400,920
   250,000(a)       Vitality Re VII, 5.088% (3 Month U.S. Treasury Bill +
                    265 bps), 1/7/20 (144A)                                                                 251,975
                                                                                                       ------------
                                                                                                       $    652,895
-------------------------------------------------------------------------------------------------------------------
                    Hurricane -- U.S. -- 0.2%
   750,000(a)       Alamo Re, 6.828% (3 Month U.S. Treasury Bill + 439
                    bps), 6/7/19 (144A)                                                                $    751,500
-------------------------------------------------------------------------------------------------------------------
                    Multiperil -- U.S. -- 0.9%
   400,000(a)       Caelus Re IV, 7.968% (3 Month U.S. Treasury Bill + 553
                    bps), 3/6/20 (144A)                                                                $    393,320
   250,000(a)       Caelus Re V, 2.938% (1 Month U.S. Treasury Bill + 50
                    bps), 6/5/20 (144A)                                                                      62,500
   250,000(a)       Caelus Re V, 5.938% (3 Month U.S. Treasury Bill + 350
                    bps), 6/7/21 (144A)                                                                     245,000
   250,000(a)       Kilimanjaro Re, 7.245% (3 Month USD LIBOR + 465 bps),
                    5/6/22 (144A)                                                                           248,675
   250,000(a)       Kilimanjaro Re, 9.185% (3 Month U.S. Treasury Bill +
                    675 bps), 12/6/19 (144A)                                                                251,350
   250,000(a)       Kilimanjaro Re, 11.685% (3 Month U.S. Treasury Bill +
                    925 bps), 12/6/19 (144A)                                                                251,350
   400,000(a)       Kilimanjaro II Re, 8.293% (6 Month USD LIBOR + 572 bps),
                    4/20/21 (144A)                                                                          403,600

The accompanying notes are an integral part of these financial statements.

50 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Multiperil -- U.S. -- (continued)
   300,000(a)       Kilimanjaro II Re, 9.733% (6 Month USD LIBOR +
                    714 bps), 4/21/22 (144A)                                                           $    301,050
   500,000(a)       Residential Reinsurance 2016, 6.255% (3 Month U.S.
                    Treasury Bill + 382 bps), 12/6/20 (144A)                                                497,500
   400,000(a)       Residential Reinsurance 2017, 5.485% (3 Month U.S.
                    Treasury Bill + 305 bps), 6/6/21 (144A)                                                 397,160
   500,000(a)       Sanders Re, 5.644% (6 Month USD LIBOR + 307 bps),
                    12/6/21 (144A)                                                                          497,600
   500,000(a)       Skyline Re, 4.938% (3 Month U.S. Treasury Bill +
                    250 bps), 1/6/20 (144A)                                                                 502,000
                                                                                                       ------------
                                                                                                       $  4,051,105
-------------------------------------------------------------------------------------------------------------------
                    Multiperil -- U.S. Regional -- 0.3%
   350,000(a)       Bonanza Re, 6.513% (6 Month USD LIBOR + 398 bps),
                    12/31/19 (144A)                                                                    $    347,550
   250,000(a)       First Coast Re, 6.258% (3 Month U.S. Treasury Bill +
                    382 bps), 6/7/19 (144A)                                                                 250,625
   250,000(a)       Long Point Re III, 5.376% (3 Month U.S. Treasury Bill +
                    275 bps), 6/1/22 (144A)                                                                 249,875
   400,000(a)       MetroCat Re, 6.135% (3 Month U.S. Treasury Bill +
                    370 bps), 5/8/20 (144A)                                                                 400,600
                                                                                                       ------------
                                                                                                       $  1,248,650
-------------------------------------------------------------------------------------------------------------------
                    Multiperil -- Worldwide -- 0.2%
   250,000(a)       Galilei Re, 7.306% (6 Month USD LIBOR + 479 bps),
                    1/8/20 (144A)                                                                      $    249,775
   350,000(a)       Galilei Re, 8.116% (6 Month USD LIBOR + 560 bps),
                    1/8/20 (144A)                                                                           349,510
   250,000(a)       Galilei Re, 8.136% (6 Month USD LIBOR + 560 bps),
                    1/8/21 (144A)                                                                           248,500
   250,000(a)       Galilei Re, 9.296% (6 Month USD LIBOR + 678 bps),
                    1/8/20 (144A)                                                                           247,825
                                                                                                       ------------
                                                                                                       $  1,095,610
-------------------------------------------------------------------------------------------------------------------
                    Pandemic -- Worldwide -- 0.1%
   250,000(a)       International Bank for Reconstruction & Development,
                    9.582% (6 Month USD LIBOR + 690 bps), 7/15/20 (144A)                               $    250,800
-------------------------------------------------------------------------------------------------------------------
                    Windstorm -- Florida -- 0.2%
   300,000(a)       Casablanca Re, 6.415% (6 Month USD LIBOR + 393 bps),
                    6/4/20 (144A)                                                                      $    302,130
   500,000(a)       Integrity Re, 5.605% (6 Month USD LIBOR + 324 bps),
                    6/10/20 (144A)                                                                          498,900
                                                                                                       ------------
                                                                                                       $    801,030
-------------------------------------------------------------------------------------------------------------------
                    Windstorm -- Japan -- 0.2%
   400,000(a)       Aozora Re, 4.323% (6 Month USD LIBOR + 200 bps),
                    4/7/21 (144A)                                                                      $    396,880

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 51

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Windstorm -- Japan -- (continued)
   250,000(a)       Aozora Re, 4.954% (6 Month USD LIBOR + 224 bps),
                    4/7/20 (144A)                                                                      $    247,975
                                                                                                       ------------
                                                                                                       $    644,855
-------------------------------------------------------------------------------------------------------------------
                    Windstorm -- Massachusetts -- 0.0%+
   400,000(a)       Cranberry Re, 4.334% (6 Month USD LIBOR + 200 bps),
                    7/13/20 (144A)                                                                     $    398,640
-------------------------------------------------------------------------------------------------------------------
                    Windstorm -- Mexico -- 0.0%+
   250,000(a)       International Bank for Reconstruction & Development,
                    8.275% (6 Month USD LIBOR + 590 bps), 12/20/19
                    (144A)                                                                             $    249,050
-------------------------------------------------------------------------------------------------------------------
                    Windstorm -- Texas -- 0.2%
   250,000(a)       Alamo Re, 5.688% (1 Month U.S. Treasury Bill + 325 bps),
                    6/7/21 (144A)                                                                      $    246,850
   350,000(a)       Alamo Re, 7.288% (3 Month U.S. Treasury Bill + 485 bps),
                    6/8/20 (144A)                                                                           350,525
                                                                                                       ------------
                                                                                                       $    597,375
-------------------------------------------------------------------------------------------------------------------
                    Windstorm -- U.S. Multistate -- 0.1%
   500,000(a)       Citrus Re, 2.938% (1 Month U.S. Treasury Bill + 50 bps),
                    4/9/20 (144A)                                                                      $    175,000
-------------------------------------------------------------------------------------------------------------------
                    Windstorm -- Worldwide -- 0.0%+
   250,000(a)       Queen Street XI Re, 8.585% (3 Month U.S. Treasury Bill +
                    615 bps), 6/7/19 (144A)                                                            $    252,150
                                                                                                       ------------
                    Total Catastrophe Linked Bonds                                                     $ 13,355,020
-------------------------------------------------------------------------------------------------------------------
                    Collateralized Reinsurance -- 0.2%
                    Multiperil -- Massachusetts -- 0.1%
   343,272+(f)      Denning Re 2018, 7/15/19                                                           $    342,860
-------------------------------------------------------------------------------------------------------------------
                    Multiperil -- U.S. -- 0.0%+
   300,000+(f)      Kingsbarns Re 2017, 5/15/19                                                        $     45,960
-------------------------------------------------------------------------------------------------------------------
                    Multiperil -- U.S. Regional -- 0.0%+
   250,000+(f)      EC0012 Re, 6/15/19                                                                 $    244,425
-------------------------------------------------------------------------------------------------------------------
                    Multiperil -- Worldwide -- 0.1%
   250,000+(f)      Cypress Re 2017, 1/10/20                                                           $     21,650
   307,363+         Kilarney Re 2018, 4/15/19                                                               277,241
    14,000+         Limestone Re 2016-1, 8/31/21                                                             50,120
   350,000+(f)      Resilience Re, 5/1/19                                                                     3,500
   250,000+(f)      Resilience Re, 12/31/19                                                                  55,500
                                                                                                       ------------
                                                                                                       $    408,011
-------------------------------------------------------------------------------------------------------------------
                    Windstorm -- Florida -- 0.0%+
   250,000+(f)      Portrush Re 2017, 6/15/19                                                          $    165,725
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

52 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Windstorm -- U.S. Regional -- 0.0%+
   250,000+         Oakmont Re 2017, 4/15/19                                                           $      2,875
   250,000+(f)      Promissum Re 2018, 6/15/19                                                               18,300
                                                                                                       ------------
                                                                                                       $     21,175
                                                                                                       ------------
                    Total Collateralized Reinsurance                                                   $  1,228,156
-------------------------------------------------------------------------------------------------------------------
                    Industry Loss Warranties -- 0.1%
                    Multiperil -- U.S. -- 0.1%
   372,500+         Cypress Re 2018, 4/15/19                                                           $    348,250
                                                                                                       ------------
                                                                                                       $    348,250
                                                                                                       ------------
                    Total Industry Loss Warranties                                                     $    348,250
-------------------------------------------------------------------------------------------------------------------
                    Reinsurance Sidecars -- 1.0%
                    All Natural Peril -- Worldwide -- 0.1%
   250,000+(f)      Eden Re II, 3/22/23 (144A)                                                         $    254,400
-------------------------------------------------------------------------------------------------------------------
                    Multiperil -- U.S. -- 0.2%
   250,000+         Carnoustie Re 2016, 11/30/20                                                       $      6,750
   250,000+(f)      Carnoustie Re 2017, 11/30/21                                                             63,550
   250,000+(f)      Carnoustie Re 2018, 12/31/21                                                             47,475
   250,000+(f)      Castle Stuart Re 2018, 12/1/21                                                          210,850
   250,000+(f)      Harambee Re 2018, 12/31/21                                                              220,100
    76,163+(f)      Harambee Re 2019, 12/31/22                                                               76,612
   150,001+(f)      Sector Re V, Series 7, Class G, 3/1/22 (144A)                                            93,429
                                                                                                       ------------
                                                                                                       $    718,766
-------------------------------------------------------------------------------------------------------------------
                    Multiperil -- Worldwide -- 0.7%
   250,000+(f)      Alturas Re 2019-2, 3/10/22                                                         $    251,275
   100,000+(f)      Arlington Re 2015, 2/1/20                                                                 4,860
   150,000+(f)      Arlington Re 2016, 2/28/20                                                               19,575
   300,000+(f)      Bantry Re 2016, 3/31/20                                                                  24,180
   250,000+(f)      Bantry Re 2017, 3/31/20                                                                  79,275
   300,000+(f)      Berwick Re 2017-1, 2/1/20                                                                 9,930
   601,682+         Berwick Re 2018-1, 12/31/21                                                              99,338
   463,223+(f)      Berwick Re 2019-1, 12/31/22                                                             470,310
   250,000+(f)      Blue Lotus Re 2018, 12/31/21                                                            263,275
   148,500+         Eden Re II, 3/22/21                                                                      39,382
    12,500+(f)      Eden Re II, 3/22/22 (144A)                                                               39,379
    22,275+(f)      Eden Re II, 3/22/22 (144A)                                                               69,001
   300,000+         Gleneagles Re 2016, 11/30/20                                                             18,600
   264,623+         Gullane Re 2018, 12/31/21                                                               246,232
   500,000+(f)      Lorenz Re 2017, 3/31/20                                                                  29,800
   250,000+(f)      Lorenz Re 2018, 7/1/21                                                                  182,075
 1,000,000+         Pangaea Re 2015-1, 2/1/20                                                                 1,800
 1,000,000+         Pangaea Re 2015-2, 11/30/19                                                                 900
   800,000+         Pangaea Re 2016-1, 11/30/20                                                               1,040

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 53

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Multiperil -- Worldwide -- (continued)
   500,000+         Pangaea Re 2016-2, 11/30/20                                                        $      1,950
   500,000+         Pangaea Re 2017-1, 11/30/21                                                                  --
   400,000+         Pangaea Re 2017-3, 5/31/22                                                                   --
   500,000+(f)      Pangaea Re 2018-1, 12/31/21                                                              29,400
   250,000+(f)      Pangaea Re 2018-3, 7/1/22                                                               213,325
   409,624+(f)      Pangaea Re 2019-1, 2/1/23                                                               413,088
   150,000+(f)      Sector Re V, Series 7, Class C, 12/1/22 (144A)                                          114,038
   250,000+(f)      Sector Re V, Series 8, Class C, 12/1/23 (144A)                                          258,203
   250,000+(f)      Silverton Re, 9/16/19 (144A)                                                             10,200
   300,000+(f)      St. Andrews Re 2017-1, 2/1/20                                                            20,340
   347,597+(f)      St. Andrews Re 2017-4, 6/1/19                                                            34,204
   250,000+(f)      Thopas Re 2018, 12/31/21                                                                 53,875
   250,000+(f)      Thopas Re 2019, 12/31/22                                                                252,725
   600,000+         Versutus Re 2016-A, 11/30/20                                                              2,820
   450,000+         Versutus Re 2017, 11/30/21                                                                  225
   250,000+(f)      Versutus Re 2018, 12/31/21                                                               18,275
   220,637+(f)      Versutus Re 2019-A, 12/31/21                                                            221,475
    29,363+(f)      Versutus Re 2019-B, 12/31/21                                                             29,363
                                                                                                       ------------
                                                                                                       $  3,523,733
                                                                                                       ------------
                    Total Reinsurance Sidecars                                                         $  4,496,899
-------------------------------------------------------------------------------------------------------------------
                    TOTAL INSURANCE-LINKED SECURITIES
                    (Cost $20,490,695)                                                                 $ 19,428,325
-------------------------------------------------------------------------------------------------------------------
                    SENIOR SECURED FLOATING RATE LOAN
                    INTERESTS -- 4.7% of Net Assets*(a)
                    Automobile -- 0.4%
   471,663          American Axle & Manufacturing, Inc., Tranche B Term
                    Loan, 4.74% (LIBOR + 225 bps), 4/6/24                                              $    462,345
   300,000(g)       Cooper-Standard Automotive, Inc., Additional Term B-1
                    Loan, 11/2/23                                                                           292,125
   389,070          Navistar, Inc., Tranche B Term Loan, 6.02% (LIBOR +
                    350 bps), 11/6/24                                                                       388,742
   374,975          TI Group Automotive Systems LLC, Initial US Term Loan,
                    4.993% (LIBOR + 250 bps), 6/30/22                                                       369,194
                                                                                                       ------------
                    Total Automobile                                                                   $  1,512,406
-------------------------------------------------------------------------------------------------------------------
                    Beverage, Food & Tobacco -- 0.1%
   435,188          Darling Ingredients, Inc. (fka Darling International, Inc.),
                    Term B Loan, 4.54% (LIBOR + 200 bps/PRIME +
                    100 bps), 12/18/24                                                                 $    435,550
                                                                                                       ------------
                    Total Beverage, Food & Tobacco                                                     $    435,550
-------------------------------------------------------------------------------------------------------------------
                    Broadcasting & Entertainment -- 0.5%
   742,826          Gray Television, Inc., Term B-2 Loan, 4.764% (LIBOR +
                    225 bps), 2/7/24                                                                   $    740,582

The accompanying notes are an integral part of these financial statements.

54 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Broadcasting & Entertainment -- (continued)
   475,000          Gray Television, Inc., Term C Loan, 5.014% (LIBOR +
                    250 bps), 1/2/26                                                                   $    471,833
   383,187          Mediacom Illinois LLC (fka Mediacom Communications LLC),
                    Tranche N Term Loan, 4.17% (LIBOR +
                    175 bps), 2/15/24                                                                       380,069
   190,428          Quebecor Media, Inc., Facility B-1 Tranche Term Loan,
                    4.934% (LIBOR + 225 bps), 8/17/20                                                       190,190
   421,883          Sinclair Television Group, Inc., Tranche B Term Loan,
                    4.75% (LIBOR + 225 bps), 1/3/24                                                         421,351
                                                                                                       ------------
                    Total Broadcasting & Entertainment                                                 $  2,204,025
-------------------------------------------------------------------------------------------------------------------
                    Building Materials -- 0.1%
   225,000          Summit Materials LLC, New Term Loan, 4.493% (LIBOR +
                    200 bps), 11/21/24                                                                 $    224,016
                                                                                                       ------------
                    Total Building Materials                                                           $    224,016
-------------------------------------------------------------------------------------------------------------------
                    Buildings & Real Estate -- 0.1%
   327,622          WireCo WorldGroup, Inc. (WireCo WorldGroup Finance LP),
                    First Lien Initial Term Loan, 7.493% (LIBOR +
                    500 bps), 9/29/23                                                                  $    328,305
                                                                                                       ------------
                    Total Buildings & Real Estate                                                      $    328,305
-------------------------------------------------------------------------------------------------------------------
                    Chemicals -- 0.1%
   250,000(g)       Univar, Inc., Term Loan B, 7/1/24                                                  $    250,208
                                                                                                       ------------
                    Total Chemicals                                                                    $    250,208
-------------------------------------------------------------------------------------------------------------------
                    Chemicals, Plastics & Rubber -- 0.2%
   225,000          Axalta Coating Systems Dutch Holding B BV (Axalta
                    Coating Systems U.S. Holdings, Inc.), Term B-3
                    Dollar Loan, 4.553% (LIBOR + 175 bps), 6/1/24                                      $    222,971
   322,043          Element Solutions, Inc., (Macdermid, Inc.), Initial
                    Term Loan, 4.743% (LIBOR + 225 bps), 1/30/26                                            321,842
   134,686          Tronox Blocked Borrower LLC, First Lien Blocked Dollar
                    Term Loan, 5.493% (LIBOR + 300 bps), 9/23/24                                            134,484
   310,814          Tronox Finance LLC, First Lien Initial Dollar Term
                    Loan, 5.493% (LIBOR + 300 bps), 9/23/24                                                 310,348
                                                                                                       ------------
                    Total Chemicals, Plastics & Rubber                                                 $    989,645
-------------------------------------------------------------------------------------------------------------------
                    Computers & Electronics -- 0.1%
   250,000          Brooks Automation, Inc., 2018 Incremental Term B Loan,
                    5.69% (LIBOR + 300 bps), 10/4/24                                                   $    249,688
    92,526          ON Semiconductor Corp., 2018 New Replacement Term B-3
                    Loan, 4.243% (LIBOR + 175 bps), 3/31/23                                                  92,386
                                                                                                       ------------
                    Total Computers & Electronics                                                      $    342,074
-------------------------------------------------------------------------------------------------------------------
                    Diversified & Conglomerate Manufacturing -- 0.1%
   423,530          Delos Finance S.a r.l., New Term Loan, 4.553% (LIBOR +
                    175 bps), 10/6/23                                                                  $    423,971
                                                                                                       ------------
                    Total Diversified & Conglomerate Manufacturing                                     $    423,971
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 55

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Diversified & Conglomerate Service -- 0.2%
    52,370          ASGN, Inc., (fka On Assignment, Inc.), Initial Term
                    B-1 Loan, 4.493% (LIBOR + 200 bps), 6/3/22                                         $     52,272
   382,091          Bright Horizons Family Solutions LLC (fka Bright
                    Horizons Family Solutions, Inc.), Term B Loan,
                    4.243% (LIBOR + 175 bps), 11/7/23                                                       379,942
   288,750          Outfront Media Capital LLC (Outfront Media Capital Corp.),
                    Term Loan, 4.514% (LIBOR + 200 bps), 3/18/24                                            288,173
   149,353          West Corp., Initial Term B Loan, 6.629% (LIBOR + 400
                    bps), 10/10/24                                                                          141,917
                                                                                                       ------------
                    Total Diversified & Conglomerate Service                                           $    862,304
-------------------------------------------------------------------------------------------------------------------
                    Electric & Electrical -- 0.1%
   275,303          Dell International LLC (EMC Corp.), Refinancing Term B
                    Loan, 4.5% (LIBOR + 200 bps), 9/7/23                                               $    274,821
   500,000          MKS Instruments, Inc., Tranche B-5 Term Loan, 4.759%
                    (LIBOR + 225 bps), 2/2/26                                                               500,156
                                                                                                       ------------
                    Total Electric & Electrical                                                        $    774,977
-------------------------------------------------------------------------------------------------------------------
                    Electronics -- 0.2%
        58          Evergreen Skills Lux S.a.r.l., First Lien Initial Term
                    Loan, 7.243% (LIBOR + 475 bps), 4/28/21                                            $         47
   225,000          Scientific Games International, Inc., Initial Term B-5
                    Loan, 5.312% (LIBOR + 275 bps), 8/14/24                                                 223,289
   599,506          Sensata Technologies BV (Sensata Technologies
                    Finance Co. LLC), Sixth Amendment Term Loan, 4.248%
                    (LIBOR + 175 bps), 10/14/21                                                             602,253
   242,880          Verint Systems, Inc., Refinancing Term Loan, 4.509%
                    (LIBOR + 200 bps), 6/28/24                                                              242,118
                                                                                                       ------------
                    Total Electronics                                                                  $  1,067,707
-------------------------------------------------------------------------------------------------------------------
                    Entertainment & Leisure -- 0.1%
   488,794          Live Nation Entertainment, Inc., Term B-3 Loan, 4.25%
                    (LIBOR + 175 bps), 10/31/23                                                        $    487,266
                                                                                                       ------------
                    Total Entertainment & Leisure                                                      $    487,266
-------------------------------------------------------------------------------------------------------------------
                    Healthcare -- 0.0%+
   230,000(g)       Brightspring Health Services, Term Loan, 2/12/26                                   $    228,706
                                                                                                       ------------
                    Total Healthcare                                                                   $    228,706
-------------------------------------------------------------------------------------------------------------------
                    Healthcare & Pharmaceuticals -- 0.3%
    83,990          CHS/Community Health Systems, Inc., Incremental 2021
                    Term H Loan, 5.879% (LIBOR + 325 bps), 1/27/21                                     $     83,859
   236,400          Endo Luxembourg Finance Co. I S.a.r.l., Initial Term
                    Loan, 6.75% (LIBOR + 425 bps), 4/29/24                                                  236,991
   198,459          Gentiva Health Services, Inc., First Lien Closing Date
                    Initial Term Loan, 6.25% (LIBOR + 375 bps), 7/2/25                                      199,198

The accompanying notes are an integral part of these financial statements.

56 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Healthcare & Pharmaceuticals -- (continued)
   115,549          Prestige Brands, Inc., Term B-4 Loan, 4.493% (LIBOR +
                    200 bps), 1/26/24                                                                  $    114,845
   290,329          Sterigenics-Nordion Holdings LLC, Incremental Term
                    Loan, 5.493% (LIBOR + 300 bps), 5/15/22                                                 284,885
                                                                                                       ------------
                    Total Healthcare & Pharmaceuticals                                                 $    919,778
-------------------------------------------------------------------------------------------------------------------
                    Healthcare, Education & Childcare -- 0.3%
   212,055          Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
                    International, Inc.), Initial Term Loan, 5.512%
                    (LIBOR + 300 bps), 6/2/25                                                          $    212,426
   571,300          Kinetic Concepts, Inc., Dollar Term Loan, 6.053%
                    (LIBOR + 325 bps), 2/2/24                                                               571,062
   630,500          U.S. Renal Care, Inc., First Lien Initial Term Loan,
                    7.053% (LIBOR + 425 bps), 12/30/22                                                      630,500
    89,044          Vizient, Inc., Term B-4 Loan, 5.243% (LIBOR +
                    275 bps), 2/13/23                                                                        89,133
                                                                                                       ------------
                    Total Healthcare, Education & Childcare                                            $  1,503,121
-------------------------------------------------------------------------------------------------------------------
                    Hotel, Gaming & Leisure -- 0.3%
   514,102          1011778 B.C. Unlimited Liability Co. (New Red Finance, Inc.)
                    (aka Burger King/Tim Hortons), Term B-3 Loan, 4.743%
                    (LIBOR + 225 bps), 2/16/24                                                         $    511,017
   247,249          Hilton Worldwide Finance LLC, Series B-2 Term Loan,
                    4.24% (LIBOR + 175 bps), 10/25/23                                                       247,558
   306,338          MGM Growth Properties Operating Partnership LP, Term B
                    Loan, 4.493% (LIBOR + 200 bps), 3/21/25                                                 305,317
                                                                                                       ------------
                    Total Hotel, Gaming & Leisure                                                      $  1,063,892
-------------------------------------------------------------------------------------------------------------------
                    Leasing -- 0.1%
   300,678          Fly Funding II S.a.r.l., Term Loan, 4.7% (LIBOR +
                    200 bps), 2/9/23                                                                   $    297,608
                                                                                                       ------------
                    Total Leasing                                                                      $    297,608
-------------------------------------------------------------------------------------------------------------------
                    Leisure & Entertainment -- 0.0%+
   237,013          AMC Entertainment Holdings, Inc. (fka AMC
                    Entertainment, Inc.), Initial Term Loan, 4.739% (LIBOR +
                    225 bps), 12/15/22                                                                 $    236,185
                                                                                                       ------------
                    Total Leisure & Entertainment                                                      $    236,185
-------------------------------------------------------------------------------------------------------------------
                    Machinery -- 0.1%
   166,330          NN, Inc., Tranche B Term Loan, 6.243% (LIBOR +
                    375 bps), 10/19/22                                                                 $    163,212
   248,101          Terex Corp., Incremental U.S. Term Loan, 4.493% (LIBOR +
                    200 bps), 1/31/24                                                                       246,240
                                                                                                       ------------
                    Total Machinery                                                                    $    409,452
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 57

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Media -- 0.1%
   500,000          CSC Holdings LLC (fka CSC Holdings, Inc.,
                    (Cablevision)), February 2019 Incremental Term Loan,
                    5.591% (LIBOR + 300 bps), 4/15/27                                                  $    499,062
                                                                                                       ------------
                    Total Media                                                                        $    499,062
-------------------------------------------------------------------------------------------------------------------
                    Metals & Mining -- 0.0%+
    62,206          BWay Holding Co., Initial Term Loan, 6.033% (LIBOR +
                    325 bps), 4/3/24                                                                   $     61,148
   127,136          TMS International Corp. (aka Tube City IMS Corp.),
                    Term B-2 Loan, 5.398% (LIBOR + 275 bps), 8/14/24                                        125,229
                                                                                                       ------------
                    Total Metals & Mining                                                              $    186,377
-------------------------------------------------------------------------------------------------------------------
                    Oil & Gas -- 0.1%
   270,000(g)       Centurion Pipeline Co. LLC (fka Lotus Midstream LLC),
                    Initial Term Loan, 9/29/25                                                         $    270,000
                                                                                                       ------------
                    Total Oil & Gas                                                                    $    270,000
-------------------------------------------------------------------------------------------------------------------
                    Personal, Food & Miscellaneous Services -- 0.0%+
   112,019          Diamond (BC) BV (aka Diversey), Initial USD Term Loan,
                    5.744% (LIBOR + 300 bps), 9/6/24                                                   $    108,425
                                                                                                       ------------
                    Total Personal, Food & Miscellaneous Services                                      $    108,425
-------------------------------------------------------------------------------------------------------------------
                    Printing & Publishing -- 0.1%
    81,546          Red Ventures LLC (New Imagitas, Inc.), First Lien Term
                    B-1 Loan, 5.493% (LIBOR + 300 bps), 11/8/24                                        $     81,520
    33,254          Tribune Media Co. (fka Tribune Co.), Term B Loan,
                    5.493% (LIBOR + 300 bps), 12/27/20                                                       33,275
   414,475          Tribune Media Co. (fka Tribune Co.), Term C Loan,
                    5.493% (LIBOR + 300 bps), 1/26/24                                                       414,731
   107,205          Zebra Technologies Corp. (Zebra Diamond Holdings, Ltd.),
                    Tranche B Term Loan, 4.264% (LIBOR + 175 bps), 10/27/21                                 107,377
                                                                                                       ------------
                    Total Printing & Publishing                                                        $    636,903
-------------------------------------------------------------------------------------------------------------------
                    Professional & Business Services -- 0.1%
   250,000          Global Payments, Inc., Term B-4 Loan, 4.243% (LIBOR +
                    175 bps), 10/17/25                                                                 $    248,698
   450,000(g)       Lamar Media Corp., Term B Loan, 3/14/25                                                 450,844
                                                                                                       ------------
                    Total Professional & Business Services                                             $    699,542
-------------------------------------------------------------------------------------------------------------------
                    Retail -- 0.2%
   387,001          CDW LLC (aka AP Exhaust Acq) (fka CDW Corp.), Term
                    Loan, 4.25% (LIBOR + 175 bps), 8/17/23                                             $    387,155
   444,375          Staples, Inc., Closing Date Term Loan, 6.509% (LIBOR +
                    400 bps), 9/12/24                                                                       442,200
                                                                                                       ------------
                    Total Retail                                                                       $    829,355
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

58 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    Telecommunications -- 0.5%
   350,000          CenturyLink, Inc., Initial Term B Loan, 5.243% (LIBOR
                    + 275 bps), 1/31/25                                                                $    345,275
   274,313          Ciena Corp., Refinancing Term Loan, 4.48% (LIBOR +
                    200 bps), 9/26/25                                                                       274,427
   210,000(g)       Commscope, Inc., Term Loan B, 2/6/26                                                    211,181
   360,736          GCI Holdings, Inc., New Term B Loan, 4.743% (LIBOR +
                    225 bps), 2/2/22                                                                        353,972
   400,000(g)       Go Daddy Operating Co. LLC (GD Finance Co., Inc.),
                    Tranche B-1 Term Loan, 2/15/24                                                          399,902
   225,000          Level 3 Financing, Inc., Tranche B 2024 Term Loan,
                    4.731% (LIBOR + 225 bps), 2/22/24                                                       224,719
   191,538          SBA Senior Finance II LLC, Initial Term Loan, 4.5%
                    (LIBOR + 200 bps), 4/11/25                                                              190,005
   235,662          Virgin Media Bristol LLC, Facility K, 4.989% (LIBOR +
                    250 bps), 1/15/26                                                                       234,454
                                                                                                       ------------
                    Total Telecommunications                                                           $  2,233,935
-------------------------------------------------------------------------------------------------------------------
                    Utilities -- 0.2%
   641,939          APLP Holdings, Ltd. Partnership, Term Loan, 5.243%
                    (LIBOR + 275 bps), 4/13/23                                                         $    636,588
   386,588          Eastern Power LLC (Eastern Covert Midco LLC) (aka
                    TPF II LC LLC), Term Loan, 6.243% (LIBOR +
                    375 bps), 10/2/23                                                                       385,018
                                                                                                       ------------
                    Total Utilities                                                                    $  1,021,606
-------------------------------------------------------------------------------------------------------------------
                    TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                    (Cost $21,009,007)                                                                 $ 21,046,401
-------------------------------------------------------------------------------------------------------------------
                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                    3.9% of Net Assets
   304,031(a)       Fannie Mae, 2.356% (2 Month USD LIBOR + 160 bps),
                    7/1/45                                                                             $    306,325
   479,374          Fannie Mae, 3.0%, 10/1/27                                                               479,483
   643,715          Fannie Mae, 3.0%, 11/1/27                                                               645,380
     1,774(a)       Fannie Mae, 3.999% (1 Year CMT Index + 222 bps),
                    4/1/29                                                                                    1,809
   270,005(a)       Fannie Mae, 4.23% (2 Month USD LIBOR + 140 bps),
                    10/1/36                                                                                 272,360
    65,120(a)       Fannie Mae, 4.247% (11th District Cost of Funds Index +
                    193 bps), 12/1/36                                                                        67,787
     2,366(a)       Fannie Mae, 4.338% (1 Year CMT Index + 246 bps),
                    4/1/28                                                                                    2,372
    15,783(a)       Fannie Mae, 4.472% (2 Month USD LIBOR + 173 bps),
                    7/1/36                                                                                   16,461
   215,470          Fannie Mae, 4.5%, 5/1/39                                                                227,316
   356,553          Fannie Mae, 4.5%, 5/1/39                                                                375,799
   112,192          Fannie Mae, 4.5%, 1/1/41                                                                117,892

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 59

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    U.S. Government and Agency Obligations -- (continued)
    50,691(a)       Fannie Mae, 4.53% (1 Year CMT Index + 216 bps),
                    10/1/29                                                                            $     51,690
    17,556(a)       Fannie Mae, 4.541% (1 Year CMT Index + 232 bps),
                    12/1/28                                                                                  18,083
       640(a)       Fannie Mae, 4.672% (1 Year CMT Index + 212 bps),
                    11/1/25                                                                                     657
    18,312(a)       Fannie Mae, 4.8% (6 Month USD LIBOR + 218 bps),
                    11/1/24                                                                                  18,666
    30,171(a)       Fannie Mae, 4.885% (6 Month USD LIBOR + 226 bps),
                    1/1/25                                                                                   30,565
    14,781          Fannie Mae, 5.5%, 12/1/35                                                                16,078
   118,538          Fannie Mae, 5.5%, 8/1/37                                                                129,052
       416(a)       Fannie Mae, 5.79% (6 Month USD LIBOR + 285 bps),
                    2/1/33                                                                                      417
    14,738          Fannie Mae, 6.0%, 2/1/34                                                                 15,843
    10,115          Fannie Mae, 6.0%, 4/1/38                                                                 11,003
   145,094          Fannie Mae, 6.5%, 4/1/29                                                                158,489
     3,136          Fannie Mae, 6.5%, 7/1/32                                                                  3,553
    10,306          Fannie Mae, 7.0%, 1/1/36                                                                 11,441
   433,428          Federal Home Loan Mortgage Corp., 2.5%, 10/1/27                                         427,822
    57,208          Federal Home Loan Mortgage Corp., 4.0%, 5/1/24                                           58,796
   104,841(a)       Federal Home Loan Mortgage Corp., 4.656% (2 Month USD
                    LIBOR + 191 bps), 10/1/31                                                               106,122
    14,588(a)       Federal Home Loan Mortgage Corp., 4.658% (2 Month USD
                    LIBOR + 191 bps), 8/1/31                                                                 14,594
     3,285(a)       Federal Home Loan Mortgage Corp., 4.67% (1 Year CMT
                    Index + 225 bps), 11/1/31                                                                 3,451
     1,364(a)       Federal Home Loan Mortgage Corp., 4.771% (1 Year CMT
                    Index + 236 bps), 1/1/28                                                                  1,423
     6,524(a)       Federal Home Loan Mortgage Corp., 4.793% (6 Month USD
                    LIBOR + 229 bps), 4/1/25                                                                  6,655
   155,280(a)       Federal Home Loan Mortgage Corp., 4.908% (2 Month USD
                    LIBOR + 191 bps), 12/1/31                                                               155,523
    43,523          Federal Home Loan Mortgage Corp., 5.0%, 12/1/39                                          46,637
    29,643          Government National Mortgage Association I, 6.0%,
                    12/15/31                                                                                 32,218
    58,736          Government National Mortgage Association I, 6.0%,
                    11/15/36                                                                                 64,729
    15,303          Government National Mortgage Association I, 6.5%,
                    5/15/31                                                                                  17,323
     6,377          Government National Mortgage Association I, 6.5%,
                    7/15/35                                                                                   7,009
    17,825          Government National Mortgage Association I, 6.5%,
                    10/15/37                                                                                 20,391
    30,490          Government National Mortgage Association I, 7.5%,
                    10/15/36                                                                                 32,463

The accompanying notes are an integral part of these financial statements.

60 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                    U.S. Government and Agency Obligations -- (continued)
   500,000          U.S. Treasury Bonds, 8.125%, 8/15/21                                               $    566,152
 1,130,000          U.S. Treasury Notes, 2.25%, 2/29/20                                                   1,126,645
 3,295,000          U.S. Treasury Notes, 2.25%, 7/31/21                                                   3,275,693
 1,120,000          U.S. Treasury Notes, 2.375%, 4/30/20                                                  1,117,725
 3,375,000          U.S. Treasury Notes, 2.375%, 12/31/20                                                 3,364,981
   675,000          U.S. Treasury Notes, 2.625%, 8/15/20                                                    675,607
 1,545,000          U.S. Treasury Notes, 2.875%, 10/15/21                                                 1,559,484
 2,000,000          U.S. Treasury Notes, 3.625%, 2/15/21                                                  2,041,674
-------------------------------------------------------------------------------------------------------------------
                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                    (Cost $17,955,353)                                                                 $ 17,701,638
-------------------------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 100.0%
                    (Cost $452,620,950)                                                                $451,092,336
-------------------------------------------------------------------------------------------------------------------
                    OTHER ASSETS AND LIABILITIES -- 0.0%                                               $    101,648
-------------------------------------------------------------------------------------------------------------------
                    NET ASSETS -- 100.0%                                                               $451,193,984
===================================================================================================================

bps       Basis Points.

CMT       Constant Treasury Maturity Index.

FREMF     Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

LIBOR     London Interbank Offered Rate.

PRIME     U.S. Federal Funds Rate.

REIT      Real Estate Investment Trust.

REMICS    Real Estate Mortgage Investment Conduits.

Strips    Separate Trading of Registered Interest and Principal of Securities.

ZERO      Zero Constant Index.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2019, the value of these securities amounted to $266,285,277, or 59.0% of net assets.

+         Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at February 28, 2019.

+ Security that used significant unobservable inputs to determine its value.

(a) Floating rate note. Coupon rate, reference index and spread shown at February 28, 2019.

(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at February 28, 2019.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 61

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at February 28, 2019.

(d) Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(e)       Securities are restricted as to resale.

(f)       Non-income producing security.

(g) This term loan will settle after February 28, 2019, at which time the interest rate will be determined.


FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

-------------------------------------------------------------------------------------------
 Number of
 Contracts                   Expiration    Notional                        Unrealized
 Long         Description    Date          Amount          Market Value    (Depreciation)
-------------------------------------------------------------------------------------------
 556          U.S. 2 Year    6/28/19       $118,028,394    $117,980,594    $(47,800)
              Note (CBT)

------------------------------------------------------------------------------------------
 Number of
 Contracts                   Expiration    Notional                        Unrealized
 Short        Description    Date          Amount          Market Value    Appreciation
------------------------------------------------------------------------------------------
 84           U.S. 5 Year    6/28/19       $ 9,634,980     $ 9,623,250     $ 11,730
              Note (CBT)
------------------------------------------------------------------------------------------
   TOTAL FUTURES CONTRACTS                 $108,393,414    $108,357,344    $(36,070)
==========================================================================================

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2019, were as follows:

--------------------------------------------------------------------------------------
                                                    Purchases            Sales
--------------------------------------------------------------------------------------
Long-Term U.S. Government Securities                $ 39,297,968         $ 48,096,705
Other Long-Term Securities                          $212,483,235         $214,075,233

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended February 28, 2019, the Fund engaged in purchases of $100,080 and sales of $10,587,349 pursuant to these procedures, which resulted in a net realized gain/(loss) of $(100,341).

The accompanying notes are an integral part of these financial statements.

62 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

At February 28, 2019, the net unrealized depreciation on investments based on cost for federal tax purposes of $453,726,553 was as follows:

   Aggregate gross unrealized appreciation for all investments in which there
     is an excess of value over tax cost                                             $  2,149,954
   Aggregate gross unrealized depreciation for all investments in which there
     is an excess of tax cost over value                                               (4,820,241)
                                                                                     ------------
   Net unrealized depreciation                                                       $ (2,670,287)
                                                                                     ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of February 28, 2019, in valuing the Fund's investments.

-----------------------------------------------------------------------------------------------------------
                                                 Level 1      Level 2          Level 3        Total
-----------------------------------------------------------------------------------------------------------
Asset Backed Securities                          $     --     $136,103,714     $       --     $136,103,714
Collateralized Mortgage Obligations                    --      153,343,604        600,750      153,944,354
Corporate Bonds                                        --      102,867,904             --      102,867,904
Insurance-Linked Securities
  Catastrophe Linked Bonds                             --       13,355,020             --       13,355,020
  Collateralized Reinsurance
    Multiperil -- Massachusetts                        --               --        342,860          342,860
    Multiperil -- U.S.                                 --               --         45,960           45,960
    Multiperil -- U.S. Regional                        --               --        244,425          244,425
    Multiperil -- Worldwide                            --               --        408,011          408,011
    Windstorm -- Florida                               --               --        165,725          165,725
    Windstorm -- U.S. Regional                         --               --         21,175           21,175
  Industry Loss Warranties
    Multiperil -- U.S.                                 --               --        348,250          348,250
  Reinsurance Sidecars
    All Natural Peril -- Worldwide                     --               --        254,400          254,400
    Multiperil -- U.S.                                 --               --        718,766          718,766
    Multiperil -- Worldwide                            --               --      3,523,733        3,523,733
Senior Secured Floating Rate
  Loan Interests                                       --       21,046,401             --       21,046,401
U.S. Government and
  Agency Obligations                                   --       17,701,638             --       17,701,638
-----------------------------------------------------------------------------------------------------------
Total Investments in Securities                  $     --     $444,418,281     $6,674,055     $451,092,336
-----------------------------------------------------------------------------------------------------------
Other Financial Instruments
  Net unrealized depreciation
   on futures contracts                          $(36,070)    $         --     $       --     $    (36,070)
-----------------------------------------------------------------------------------------------------------
Total Other Financial Instruments                $(36,070)    $         --     $       --     $    (36,070)
===========================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 63

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------------------------
                                                Collateralized     Insurance-
                                                Mortgage           Linked
                                                Obligations        Securities         Total
--------------------------------------------------------------------------------------------------
Balance as of 8/31/18                           $     --           $ 9,112,784(a)     $ 9,112,784
Realized gain (loss)(1)                               --               (51,927)           (51,927)
Changed in unrealized appreciation
     (depreciation)(2)                                --              (498,833)          (498,833)
Accrued discounts/premiums                            --                    --                 --
Purchases                                        600,750             2,551,155          3,151,905
Sales                                                 --            (4,236,614)        (4,236,614)
Transfers in to Level 3*                              --                    --                 --
Transfers out of Level 3*                             --              (803,260)          (803,260)
--------------------------------------------------------------------------------------------------
Balance as of 2/28/19                           $600,750           $ 6,073,305        $ 6,674,055
==================================================================================================

(a) Securities were classified as Corporate Bonds on the August 31, 2018 financial statements.

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period values. For the six months ended February 28, 2019, investments having a value of $803,260 were transferred out of Level 3 to Level 2, as there were observable inputs available to determine its value. There were no other transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation (depreciation) of Level 3 investments still
      held and considered Level 3 at February 28, 2019:                                      $(572,472)
                                                                                             ----------

The accompanying notes are an integral part of these financial statements.

64 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

Statement of Assets and Liabilities | 2/28/19 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $452,620,950)              $451,092,336
  Cash                                                                              2,432,772
  Futures collateral                                                                  410,086
  Due from broker for futures                                                          36,069
  Net unrealized appreciation on unfunded loan commitments                                157
  Receivables --
     Investment securities sold                                                       599,606
     Fund shares sold                                                                 836,259
     Dividends                                                                            231
     Interest                                                                       1,528,465
  Due from the Adviser                                                                 22,495
  Other assets                                                                         53,024
----------------------------------------------------------------------------------------------
        Total assets                                                             $457,011,500
==============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                             $  4,577,500
     Fund shares repurchased                                                          564,515
     Distributions                                                                    282,189
     Trustees' fees                                                                     3,426
  Variation margin for futures contracts                                               42,281
  Net unrealized depreciation on futures contracts                                     36,070
  Due to affiliates                                                                    37,708
  Accrued expenses                                                                    273,827
----------------------------------------------------------------------------------------------
        Total liabilities                                                        $  5,817,516
==============================================================================================
NET ASSETS:
  Paid-in capital                                                                $473,051,477
  Distributable earnings (loss)                                                   (21,857,493)
----------------------------------------------------------------------------------------------
        Net assets                                                               $451,193,984
==============================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $143,247,490/15,241,455 shares)                              $       9.40
  Class C (based on $34,614,529/3,687,449 shares)                                $       9.39
  Class C2 (based on $1,277,645/136,059 shares)                                  $       9.39
  Class K (based on $14,369,363/1,526,760 shares)                                $       9.41
  Class Y (based on $257,684,957/27,463,806 shares)                              $       9.38
==============================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 65

Statement of Operations (unaudited)

For the Six Months Ended 2/28/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                     $ 7,687,940
  Dividends from unaffiliated issuers                                        198,448
---------------------------------------------------------------------------------------------------------
       Total investment income                                                               $ 7,886,388
---------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                        $   778,862
  Administrative expense                                                      94,266
  Transfer agent fees
     Class A                                                                  99,764
     Class C                                                                   9,793
     Class C2                                                                    304
     Class K                                                                     114
     Class Y                                                                  64,790
  Distribution fees
     Class A                                                                 145,644
     Class C                                                                  87,725
     Class C2                                                                  3,657
  Shareowner communications expense                                            5,084
  Custodian fees                                                              46,824
  Registration fees                                                           42,300
  Professional fees                                                           49,073
  Printing expense                                                            13,062
  Pricing fees                                                                87,120
  Trustees' fees                                                               8,221
  Insurance expense                                                            3,006
  Miscellaneous                                                               10,766
---------------------------------------------------------------------------------------------------------
     Total expenses                                                                          $ 1,550,375
     Less fees waived and expenses reimbursed by the Adviser                                    (131,450)
---------------------------------------------------------------------------------------------------------
     Net expenses                                                                            $ 1,418,925
---------------------------------------------------------------------------------------------------------
       Net investment income                                                                 $ 6,467,463
---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                 $(1,628,595)
     Futures contracts                                                       177,696         $(1,450,899)
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                 $ 1,855,374
     Unfunded loan commitments                                                   157
     Futures contracts                                                        (1,366)        $ 1,854,165
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                     $   403,266
---------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                       $ 6,870,729
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

66 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------------------------
                                                                       Six Months
                                                                       Ended
                                                                       2/28/19                    Year Ended
                                                                       (unaudited)                8/31/18
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                           $   6,467,463              $  10,591,710
Net realized gain (loss) on investments                                   (1,450,899)                (2,770,461)
Change in net unrealized appreciation (depreciation)
  on investments                                                           1,854,165                 (4,321,560)
-----------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations              $   6,870,729              $   3,499,689
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
  Class A ($0.14 and $0.20 per share, respectively)                    $  (2,167,693)             $  (3,155,205)*
  Class C ($0.13 and $0.18 per share, respectively)                         (476,633)                (1,404,261)*
  Class C2 ($0.13 and $0.18 per share, respectively)                         (19,559)                   (35,129)*
  Class K ($0.15 and $0.24 per share, respectively)                         (176,434)                  (332,948)*
  Class Y ($0.15 and $0.22 per share, respectively)                       (4,092,817)                (6,864,307)*
-----------------------------------------------------------------------------------------------------------------
       Total distributions to shareowners                              $  (6,933,136)             $ (11,791,850)
-----------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                      $ 124,494,992              $ 172,170,612
Reinvestment of distributions                                              5,215,072                  9,085,414
Cost of shares repurchased                                              (141,666,538)              (307,124,269)
-----------------------------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from Fund
       share transactions                                              $ (11,956,474)             $(125,868,243)
-----------------------------------------------------------------------------------------------------------------
     Net decrease in net assets                                        $ (12,018,881)             $(134,160,404)
NET ASSETS:**
Beginning of period                                                    $ 463,212,865              $ 597,373,269
-----------------------------------------------------------------------------------------------------------------
End of period                                                          $ 451,193,984              $ 463,212,865
=================================================================================================================
*  For the year ended August 31, 2018, distributions to shareowners were presented as net investment income.
** For the year ended August 31, 2018, undistributed net investment income was presented as follows: $55,335.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 67

------------------------------------------------------------------------------------------------------------
                                      Six Months        Six Months
                                      Ended             Ended
                                      2/28/19           2/28/19            Year Ended        Year Ended
                                      Shares            Amount             8/31/18           8/31/18
                                      (unaudited)       (unaudited)        Shares            Amount
------------------------------------------------------------------------------------------------------------
Class A
Shares sold                            4,954,659        $ 46,455,975        4,053,630        $  38,315,306
Reinvestment of distributions            199,959           1,874,178          285,291            2,692,222
Less shares repurchased               (4,205,471)        (39,420,895)      (7,060,001)         (66,684,519)
------------------------------------------------------------------------------------------------------------
     Net increase (decrease)             949,147        $  8,909,258       (2,721,080)       $ (25,676,991)
============================================================================================================
Class C
Shares sold                              868,612        $  8,121,441        1,332,549        $  12,606,369
Reinvestment of distributions             49,300             461,478          146,309            1,378,280
Less shares repurchased               (3,447,386)        (32,316,765)      (4,041,605)         (38,085,792)
------------------------------------------------------------------------------------------------------------
     Net decrease                     (2,529,474)       $(23,733,846)      (2,562,747)       $ (24,101,143)
============================================================================================================
Class C2
Shares sold                                  774        $      7,039            5,476        $      51,796
Reinvestment of distributions                986               9,235            1,570               14,789
Less shares repurchased                 (41,317)            (386,811)         (48,611)            (458,792)
------------------------------------------------------------------------------------------------------------
     Net decrease                       (39,557)        $   (370,537)         (41,565)       $    (392,207)
============================================================================================================
Class K
Shares sold                              516,594        $  4,843,557          112,407        $   1,060,545
Reinvestment of distributions              3,066              28,788            3,421               32,288
Less shares repurchased                 (72,664)            (683,252)        (653,296)          (6,160,928)
------------------------------------------------------------------------------------------------------------
     Net increase (decrease)             446,996        $  4,189,093         (537,468)       $  (5,068,095)
============================================================================================================
Class Y
Shares sold                            6,958,869        $ 65,066,980       12,742,265        $ 120,136,596
Reinvestment of distributions            303,696           2,841,393          527,563            4,967,835
Less shares repurchased               (7,360,281)        (68,858,815)     (20,761,267)        (195,734,238)
------------------------------------------------------------------------------------------------------------
     Net decrease                       (97,716)        $   (950,442)      (7,491,439)       $ (70,629,807)
============================================================================================================

The accompanying notes are an integral part of these financial statements.

68 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended        Year        Year        Year        Year      Year
                                                                2/28/19      Ended       Ended       Ended       Ended     Ended
                                                                (unaudited)  8/31/18     8/31/17     8/31/16*    8/31/15*  8/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                            $   9.40     $   9.54    $   9.56    $   9.57    $   9.66  $   9.66
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                  $   0.13(a)  $   0.18(a) $   0.16(a) $   0.13(a) $   0.10  $   0.13
  Net realized and unrealized gain (loss) on investments            0.01        (0.12)       0.01        0.01       (0.03)     0.02
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $   0.14     $   0.06    $   0.17    $   0.14    $   0.07  $   0.15
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                         $  (0.14)    $  (0.20)   $  (0.19)   $  (0.15)   $  (0.16) $  (0.15)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $     --     $  (0.14)   $  (0.02)   $  (0.01)   $  (0.09) $     --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $   9.40     $   9.40    $   9.54    $   9.56    $   9.57  $   9.66
====================================================================================================================================
Total return (b)                                                    1.49%(c)     0.68%       1.82%       1.50%       0.74%     1.58%
Ratio of net expenses to average net assets                         0.81%(d)     0.88%       0.84%       0.79%       0.82%     0.79%
Ratio of net investment income (loss) to average net assets         2.73%(d)     1.90%       1.64%       1.41%       1.12%     1.34%
Portfolio turnover rate                                               57%(c)       54%         70%         44%         48%       41%
Net assets, end of period (in thousands)                        $143,247     $134,382    $162,375    $179,870    $205,451  $230,938
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                              0.85%(d)     0.88%       0.84%       0.79%       0.82%     0.79%
  Net investment income (loss) to average net assets                2.69%(d)     1.90%       1.64%       1.41%       1.12%     1.34%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 69

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended        Year        Year        Year        Year      Year
                                                                 2/28/19      Ended       Ended       Ended       Ended     Ended
                                                                 (unaudited)  8/31/18     8/31/17     8/31/16*    8/31/15*  8/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                             $  9.39      $  9.53     $  9.54     $  9.55     $  9.65   $  9.65
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                   $  0.12(a)   $  0.16(a)  $  0.14(a)  $  0.11(a)  $  0.08   $  0.11
  Net realized and unrealized gain (loss) on investments            0.01        (0.12)       0.02        0.01       (0.04)     0.02
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $  0.13      $  0.04     $  0.16     $  0.12     $  0.04   $  0.13
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                          $ (0.13)     $ (0.18)    $ (0.17)    $ (0.13)    $ (0.14)  $ (0.13)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $    --      $ (0.14)    $ (0.01)    $ (0.01)    $ (0.10)  $    --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  9.39      $  9.39     $  9.53     $  9.54     $  9.55   $  9.65
====================================================================================================================================
Total return (b)                                                    1.36%(c)     0.45%       1.69%       1.25%       0.40%     1.31%
Ratio of net expenses to average net assets                         1.03%(d)     1.06%       1.05%       1.05%       1.06%     1.06%
Ratio of net investment income (loss) to average net assets         2.50%(d)     1.72%       1.42%       1.16%       0.87%     1.07%
Portfolio turnover rate                                               57%(c)       54%         70%         44%         48%       41%
Net assets, end of period (in thousands)                         $34,615      $58,380     $83,649     $97,028     $98,585   $93,355
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                              1.07%(d)     1.06%       1.05%       1.05%       1.06%     1.06%
  Net investment income (loss) to average net assets                2.46%(d)     1.72%       1.42%       1.16%       0.87%     1.07%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

70 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended         Year        Year        Year        Year       Year
                                                              2/28/19       Ended       Ended       Ended       Ended      Ended
                                                              (unaudited)   8/31/18     8/31/17     8/31/16*    8/31/15*   8/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class C2
Net asset value, beginning of period                          $ 9.39        $ 9.53      $ 9.55      $ 9.56      $ 9.65     $ 9.65
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                $ 0.12(a)     $ 0.16(a)   $ 0.14(a)   $ 0.11(a)   $ 0.08     $ 0.13
  Net realized and unrealized gain (loss) on investments        0.01         (0.12)       0.01        0.01       (0.03)      0.00(b)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $ 0.13        $ 0.04      $ 0.15      $ 0.12      $ 0.05     $ 0.13
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                       $(0.13)       $(0.18)     $(0.17)     $(0.13)     $(0.14)    $(0.13)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   --        $(0.14)     $(0.02)     $(0.01)     $(0.09)    $   --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 9.39        $ 9.39      $ 9.53      $ 9.55      $ 9.56     $ 9.65
====================================================================================================================================
Total return (c)                                                1.38%(d)      0.44%       1.57%       1.28%       0.51%      1.37%
Ratio of net expenses to average net assets                     1.01%(e)      1.06%       1.05%       1.04%       1.04%      1.05%
Ratio of net investment income (loss) to average net assets     2.49%(e)      1.73%       1.42%       1.17%       0.90%      1.13%
Portfolio turnover rate                                           57%(d)        54%         70%         44%         48%        41%
Net assets, end of period (in thousands)                      $1,278        $1,650      $2,070      $2,930      $3,014     $2,934
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                          1.05%(e)      1.06%       1.05%       1.04%       1.04%      1.05%
  Net investment income (loss) to average net assets            2.45%(e)      1.73%       1.42%       1.17%       0.90%      1.13%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)   Amount rounds to less than $0.01 or $(0.01) per-share.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d)   Not annualized.

(e)   Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 71

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Six Months
                                                                    Ended         Year         Year         Year
                                                                    2/28/19       Ended        Ended        Ended        12/1/14 to
                                                                    (unaudited)   8/31/18      8/31/17      8/31/16*     8/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                $  9.42       $  9.56      $  9.57      $  9.58      $ 9.65
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                      $  0.14(a)    $  0.21(a)   $  0.19(a)   $  0.17(a)   $(0.18)
  Net realized and unrealized gain (loss) on investments               0.00(b)      (0.11)        0.02         0.00(b)     0.26
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $  0.14       $  0.10      $  0.21      $  0.17      $ 0.08
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                             $ (0.15)      $ (0.24)     $ (0.22)     $ (0.18)     $(0.15)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $ (0.01)      $ (0.14)     $ (0.01)     $ (0.01)     $(0.07)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  9.41       $  9.42      $  9.56      $  9.57      $ 9.58
====================================================================================================================================
Total return (c)                                                       1.55%(d)      1.03%        2.25%        1.81%       0.84%(d)
Ratio of net expenses to average net assets                            0.47%(e)      0.50%        0.49%        0.50%       0.50%(e)
Ratio of net investment income (loss) to average net assets            3.11%(e)      2.26%        1.99%        1.74%       1.26%(e)
Portfolio turnover rate                                                  57%(d)        54%          70%          44%         48%
Net assets, end of period (in thousands)                            $14,369       $10,166      $15,454      $16,502      $2,251
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                 0.51%(e)      0.50%        0.49%        0.50%       0.50%(e)
  Net investment income (loss) to average net assets                   3.07%(e)      2.26%        1.99%        1.74%       1.26%(e)
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)   Amount rounds to less than $0.01 or $(0.01) per-share.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)   Not annualized.

(e)   Annualized.

The accompanying notes are an integral part of these financial statements.

72 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended        Year        Year        Year        Year      Year
                                                                2/28/19      Ended       Ended       Ended       Ended     Ended
                                                                (unaudited)  8/31/18     8/31/17     8/31/16*    8/31/15*  8/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                            $   9.38     $   9.52    $   9.54    $   9.55    $   9.64  $   9.64
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                  $   0.14(a)  $   0.20(a) $   0.18(a) $   0.15(a) $   0.11  $   0.16
  Net realized and unrealized gain (loss) on investments            0.01        (0.12)       0.01        0.01       (0.02)     0.02
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $   0.15     $   0.08    $   0.19    $   0.16    $   0.09  $   0.18
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                         $  (0.15)    $  (0.22)   $  (0.21)   $  (0.17)   $  (0.18) $  (0.18)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $     --     $  (0.14)   $  (0.02)   $  (0.01)   $  (0.09) $     --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $   9.38     $   9.38    $   9.52    $   9.54    $   9.55  $   9.64
====================================================================================================================================
Total return (b)                                                    1.62%(c)     0.90%       2.04%       1.71%       0.97%     1.84%
Ratio of net expenses to average net assets                         0.49%(d)     0.64%       0.61%       0.59%       0.60%     0.57%
Ratio of net investment income (loss) to average net assets         3.06%(d)     2.14%       1.88%       1.61%       1.33%     1.57%
Portfolio turnover rate                                               57%(c)       54%         70%         44%         48%       41%
Net assets, end of period (in thousands)                        $257,685     $258,634    $333,825    $278,689    $288,108  $403,710
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                              0.57%(d)     0.64%       0.61%       0.59%       0.60%     0.57%
  Net investment income (loss) to average net assets                2.98%(d)     2.14%       1.88%       1.61%       1.33%     1.57%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 73

Notes to Financial Statements | 2/28/19 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Short Term Income Fund (the "Fund") is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the

74 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 75

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At February 28, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

76 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2018 was as follows:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                               $11,791,850
      --------------------------------------------------------------------------
          Total                                                     $11,791,850
      ==========================================================================

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 77

      The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $    880,126
      Capital loss carryforward                                     (17,926,123)
      Current year dividend payable                                    (224,794)
      Unrealized depreciation                                        (4,524,295)
      --------------------------------------------------------------------------
          Total                                                    $(21,795,086)
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral on wash sales, adjustments relating to catastrophe bonds and reinsurance sidecars, the tax treatment of premium and amortization and the mark to market of futures contracts.

D.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C, Class C2 and Class K shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

E.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse

78 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      Interest rates in the U.S. have been historically low and have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 79 operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.    Insurance-Linked Securities ("ILS")

      The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur and, accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

80 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

      Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

G.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at February 28, 2019, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 81

      The average market value of contracts open during the six months ended February 28, 2019, was $134,382,895. Open futures contracts outstanding at February 28, 2019, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.35% of the Fund's average daily net assets up to $1 billion and 0.30% on assets over $1 billion. For the six months ended February 28, 2019, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.35% (annualized) of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.83% and 0.46% of the average daily net assets attributable to Class A and Class Y shares, respectively. Class C, Class C2 and Class K shares do not have an expense limitation. These expense limitations are in effect through December 31, 2019 for Class A and Class Y shares. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above.

Fees waived and expenses reimbursed, during the six months ended February 28, 2019 are reflected on the Statement of Operations. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $33,884 in management fees, administrative costs and certain other reimbursements payable to the Adviser at February 28, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

82 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended February 28, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                   $2,900
Class C                                                                    1,320
Class C2                                                                      22
Class K                                                                      104
Class Y                                                                      738
--------------------------------------------------------------------------------
 Total                                                                    $5,084
================================================================================

4. Distribution Plan

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays the Distributor 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,824 in distribution fees payable to the Distributor at February 28, 2019.

In addition, redemptions of each class of shares (except Class K and Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C and Class C2 shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended February 28, 2019, CDSCs in the amount of $155 were paid to the Distributor.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 83

5. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at February 28, 2019 was as follows:

--------------------------------------------------------------------------------
                                                 Foreign
Statement of                Interest    Credit   Exchange    Equity   Commodity
Assets and Liabilities      Rate Risk   Risk     Rate Risk   Risk     Risk
--------------------------------------------------------------------------------
Liabilities
 Net unrealized
  depreciation on
  futures contracts         $(36,070)   $ --     $ --        $ --     $ --
--------------------------------------------------------------------------------
  Total Value               $(36,070)   $ --     $ --        $ --     $ --
================================================================================

84 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at February 28, 2019 was as follows:

--------------------------------------------------------------------------------
                                                 Foreign
Statement of                Interest    Credit   Exchange    Equity   Commodity
Operations                  Rate Risk   Risk     Rate Risk   Risk     Risk
--------------------------------------------------------------------------------
Net realized gain
 (loss) on
 Futures contracts          $177,696    $ --     $ --        $ --     $ --
--------------------------------------------------------------------------------
  Total Value               $177,696    $ --     $ --        $ --     $ --
================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on
 Futures contracts          $ (1,366)   $ --     $ --        $ --     $ --
--------------------------------------------------------------------------------
  Total Value               $ (1,366)   $ --     $ --        $ --     $ --
================================================================================

6. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income on the Statement of Operations.

As of February 28, 2019, the Fund had the following unfunded loan commitments outstanding:

--------------------------------------------------------------------------------
                                                                   Unrealized
Loan                            Principal    Cost       Value      Appreciation
--------------------------------------------------------------------------------
Brightland Health Services      $20,000      $19,701    $19,858    $157
--------------------------------------------------------------------------------
   Total Value                  $20,000      $19,701    $19,858    $157
================================================================================


                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 85

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Short Term Income Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2018 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2018, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees

86 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 87 funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund, effective October 1, 2018.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

88 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 89

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

90 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

Trustees, Officers and Service Providers

Trustees                                   Officers
Thomas J. Perna, Chairman                  Lisa M. Jones, President and
David R. Bock                                Chief Executive Officer
Benjamin M. Friedman                       Mark E. Bradley, Treasurer and
Margaret B.W. Graham                         Chief Financial Officer
Lisa M. Jones                              Christopher J. Kelley, Secretary and
Lorraine H. Monchak                          Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19 91

                          This page is for your notes.

92 Pioneer Short Term Income Fund | Semiannual Report | 2/28/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 19127-13-0419


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Short Term Income Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date April 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date April 29, 2019

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date April 29, 2019

* Print the name and title of each signing officer under his or her signature.